UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland American Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND AMERICAN REAL ESTATE TRUST, INC.

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	April 21, 2006
Time:	10:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland American Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
(800) 826-8228

Notice of Annual Meeting of Stockholders
to be held
April 21, 2006

Dear Stockholder:

Our annual stockholders’ meeting will be held on April 21, 2006, at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523. At our annual meeting, we will ask you to:

•                                          elect seven directors;

•                                          ratify the selection of KPMG LLP as our independent registered public accounting firm for 2006;

•                                          amend certain provisions of our Third Articles of Amendment and Restatement; and

•                                          transact any other business that may be properly presented at the annual meeting.

If you were a stockholder of record at the close of business on February 22, 2006, you may vote in person at the annual meeting and any postponements or adjournments of the meeting. A list of these stockholders will be available at our offices before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

/s/ Scott W. Wilton

Scott W. Wilton
Secretary

March 13, 2006

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This proxy statement contains information related to the annual meeting of stockholders to be held April 21, 2006, beginning at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and at any postponements or adjournments thereof. This proxy statement is being mailed to stockholders on or about March 13, 2006.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors is soliciting your vote for the 2006 annual meeting of stockholders. At the meeting, you will be asked to:

•                                          elect seven directors;

•                                          ratify the selection of KPMG LLP as our independent registered public accounting firm for 2006;

•                                          amend certain provisions of our Third Articles of Amendment and Restatement; and

•                                          transact any other business that may be properly presented at the annual meeting.

If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials. Please make sure to vote all of your shares. This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission. If you plan on attending the annual meeting of stockholders in person, please contact Ms. Roberta S. Matlin, our vice president – administration, at (800) 826-8228 so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

You will have one vote for each share of common stock, including shares purchased through our Distribution Reinvestment Plan, that you owned at the close of business on February 22, 2006, which is the record date for the annual meeting. On the record date, there were 21,030,971 shares outstanding. There is no cumulative voting. A majority of the outstanding shares, or 10,515,486 shares, must be present to hold the annual meeting. As of the record date, The Inland Group, Inc., and its affiliates and controlling persons, owned approximately 132,872 shares, representing approximately 0.63% of our outstanding common stock.

Your vote is important. As the holder of record for your shares, you may vote in person or by granting us a proxy to vote on each of the proposals. You may vote by proxy in any of the following ways:

•                  by mail: sign, date and return the proxy card in the enclosed envelope;

•                  via telephone: follow the instructions provided on the proxy card; or

•                  via the Internet: follow the instructions provided on the proxy card.

If you return your proxy card but do not indicate how your shares should be voted, they will be voted “for” in accordance with the board’s recommendation for each proposal.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by:  (1) sending written notice to us, Attention: Ms. Roberta S. Matlin, vice president – administration; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

We have hired Morrow & Co., Inc. to solicit proxies on our behalf. In addition, Morrow & Co, Inc. will tabulate all votes cast at the annual meeting and will act as the inspector of election.

Quorum Requirement

Stockholders owning a majority of our shares must be present in person or by proxy in order for action to be taken at the meeting. For these purposes, “abstentions” will be counted as present for determining whether a majority is present.

Information About Votes Necessary for Action to be Taken

The two proposals to amend our Third Articles of Amendment and Restatement each require the affirmative vote of a majority of the issued and outstanding shares of our common stock. The affirmative vote of a majority of the votes cast at the annual meeting for each proposal, assuming a quorum is present, is required for the election of directors and the ratification of KPMG LLP as our independent registered public accounting firm. Abstentions will have the effect of a no vote on the proposals to amend the articles. A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will have no effect on the election of the director or directors but will be counted for purposes of establishing a quorum. For the proposal with respect to KPMG LLP, a properly executed proxy marked “abstain” will not be voted, although it will be counted for purposes of establishing a quorum and determining the number of votes cast for the proposal. Accordingly, an abstention will have the effect of a no vote.

Costs of Proxies

We will bear all costs and expenses incurred in connection with the solicitation of proxies. Our directors and executive officers, as well as the employees of our business manager, Inland American Business Manager & Advisor, Inc. (sometimes referred to herein as the “Business Manager”), also may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. These individuals will not receive any additional compensation for these activities, but may be reimbursed by us for their reasonable out-of-pocket expenses. In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf. We

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anticipate that the cost of soliciting proxies will be approximately $5,000.00 plus costs and expenses.

Other Matters

We are not aware of any other matter to be presented at the annual meeting. Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting. If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

Generally, for nominations or other business to be properly brought before the annual meeting by one of our stockholders, the stockholder seeking to make a nomination or bring other business before the meeting must provide, among other things, written notice to our corporate secretary not later than the 90th day and not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, because we previously have not held an annual meeting, any stockholder seeking to make a nomination or bring other business before this meeting must provide written notice to our corporate secretary not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the 10th day following the day on which we first made a public announcement of the date of the meeting. We made a public announcement of the date of this meeting on February 22, 2006. Therefore, any stockholder desiring to nominate a person for election to the board or to bring other business before the meeting was required to provide us with notice not earlier than December 20, 2005 and not later than March 4, 2006. We did not receive notice of any proposals during this time period.

Available Information

This proxy statement and our Annual Report on Form 10-K are available on our Internet website at
www.inland-american.com. You can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by following the instructions provided to you when you vote over the Internet. If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to access our proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment, go to https://www.rtco.com/iaeconsent/.

We also file reports, proxy materials and other information with the Securities and Exchange Commission (“SEC”). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies also can be obtained by mail from the Public Reference Room at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. In addition, the SEC maintains an Internet website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

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STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

Based on a review of filings with the Securities and Exchange Commission, the following table shows the amount of common stock beneficially owned (unless otherwise indicated) by (1) persons that beneficially own more than 5.0% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) our executive officers; and (4) our directors and executive officers as a group. All information is as of February 28, 2006.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

J. Michael Borden, Independent Director	1,000	(2)	*

Brenda G. Gujral, Director and President	—		—

David Mahon, Independent Director	1,000	(2)	*

Thomas F. Meagher, Independent Director	1,000	(2)	*

Robert D. Parks, Director and Chairman of the Board	—		—

Paula Saban, Independent Director	1,000	(2)	*

William J. Wierzbicki, Independent Director	1,000	(2)	*

Roberta S. Matlin, Vice President – Administration	125.2379		*

Lori J. Foust, Treasurer	—		—

Scott W. Wilton, Secretary	—		—

All Directors and Officers as a group (ten persons)	5,125.2379		*

*Less than one percent (1.0%)

(1)	The business address of each person listed in the table is 2901 Butterfield Road, Oak Brook, Illinois 60523.

(2)

Includes shares issuable upon exercise of vested options granted to the director under our independent director stock option plan. Only those options that are currently exercisable or will become exercisable within 60 days after the date of this table are included.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representation that no other reports were required, we believe that all of our directors, executive officers and persons that beneficially own more than 10.0% of the outstanding shares of our common stock complied during fiscal 2005 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

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Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the annual meeting.

CORPORATE GOVERNANCE PRINCIPLES

Our business is managed under the direction and oversight of our board. The members of our board are J. Michael Borden, Brenda G. Gujral, David Mahon, Thomas F. Meagher, Robert D. Parks, Paula Saban and William J. Wierzbicki. As required by our governing documents, a majority of our directors must be “independent.”  An “independent director” is a person who:  (1) is not directly or indirectly associated, and has not been directly or indirectly associated within the two years prior to becoming an independent director, with the company, our sponsor, Inland Real Estate Investment Corporation (“IREIC”), or our Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the company, IREIC, our Business Manager or any of their affiliates; (2) does not serve as a director for another real estate investment trust (“REIT”) sponsored by IREIC or advised by our Business Manager or any of its affiliates; and (3) performs no other services for the company, except as director. Messrs. Borden, Mahon, Meagher and Wierzbicki and Ms. Saban are independent directors.

Mr. Parks serves as our chairman of the board. The chairman of the board organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring the company’s performance and the performance of our Business Manager and our property managers, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Inland American Apartment Management LLC. Mr. Parks presides over all meetings of the board of directors and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors. Each director has access to the members of our management team as well as full access to our books and records.

Communicating with Directors

Stockholders wishing to communicate with our board and the individual directors may send communications by letter, e-mail or telephone, in care of our corporate secretary who will review and forward the correspondence to the appropriate person or persons for a response.

Our “whistleblower” policy prohibits us, or any of the employees of the Business Manager or its affiliates from retaliating or taking any adverse action against anyone for raising a concern. Employees of the Business Manager or its affiliates preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our compliance officer at (630) 218-8000, ext. 4743. The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. Callers to this hotline may choose to remain anonymous. A

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complete copy of our “whistleblower” policy may be found on our website at www.inland-american.com.

Audit Committee

Our board has formed an audit committee comprised of three independent directors, Messrs. Borden, Mahon and Meagher. The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm; (4) the adequacy of our internal controls; and (5) the performance of our independent registered public accounting firm. The report of the committee is included in this proxy statement. The board has determined that Mr. Mahon qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission and that each member of the committee is independent in accordance with the standards set forth in the committee’s charter. The audit committee charter is attached hereto as Annex A and is available on our website at www.inland-american.com under the “Corporate Governance” tab.

Other Committees

Our board does not have a designated compensation committee. Instead, the full board of directors makes decisions regarding the compensation of our officers and directors.

Our board also does not have a designated nominating committee. Instead, the full board of directors performs the functions of a nominating committee, including identifying and selecting the director nominees for election at the annual meeting of stockholders. The board does not believe that it requires a separate nominating committee at this time because the board includes five independent directors, Messrs. Borden, Mahon, Meagher and Wierzbicki and Ms. Saban, and has the time and resources to otherwise perform the functions of a nominating committee. The board will consider candidates recommended by stockholders, directors, officers and other parties for nomination as a director. In evaluating these recommendations, the board will consider its needs and those of the company and evaluate each director candidate in light of, among other things, the candidate’s experience and qualifications.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board has nominated the seven individuals set forth below to serve as directors. Messrs. Borden, Mahon, Meagher and Wierzbicki and Ms. Saban have been nominated to serve as independent directors. Mr. Parks and Ms. Gujral also have been nominated to serve as directors. We know of no reason why any nominee will be unable to serve if elected. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders. The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters:

J. Michael Borden, 69. Independent Director since October 2004. Mr. Borden is president and chief executive officer of Freedom Plastics, Inc., Rock Valley Trucking Co., Inc., Total Quality Plastics, Inc., Rock Valley Leasing, Inc., Hufcor Inc., Airwall, Inc. and Soft Heat. Mr. Borden also is the chief executive officer of F. P. Investments. Over the last twenty-five years, Mr. Borden’s various businesses have routinely entered into real estate transactions in the ordinary course of business, allowing him to develop experience in acquiring, leasing, developing and redeveloping real estate assets. He currently serves on the board of directors of SSI Technologies, Inc., Dowco, Inc., M&I Bank, Employers Health Cooperative, Competitive Wisconsin, St. Anthony of Padua Charitable Trust and Great Lakes Packaging, is a trustee of The Nature Conservancy and is a regent of the Milwaukee School of Engineering. Mr. Borden also is a member of the National Governor’s Association Workforce Investment Act, the Federal Reserve Bank Advisory Board. Mr. Borden previously served as chairman of the board of the Wisconsin Workforce Development Board and as a member of the SBA Advisory Council and the Federal Reserve Bank Advisory Council. He was named Wisconsin entrepreneur of the year in 1998. Mr. Borden received a bachelor degree in accounting and finance from Marquette University, Milwaukee, Wisconsin. He also attended an MBA program in finance at Marquette University.

Brenda G. Gujral, 63. President and Director since October 2004. Ms. Gujral is also the president, chief operating officer and a director of IREIC, the parent company of our Business Manager. She also is president, chief operating officer and a director of Inland Securities Corporation, chief executive officer and a director of Inland Western Retail Real Estate Trust, Inc. and a director of Inland Investment Advisors, Inc., an investment advisor, and Inland Retail Real Estate Trust, Inc. Ms. Gujral also is chairperson of the board of Inland Real Estate Exchange Corporation.

Ms. Gujral has been with the Inland organization for over twenty years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission, establishing an office in Portland, Oregon to implement land use legislation for that state. She is a graduate of California State University, Sacramento, California. She holds Series 7, 22, 39 and 63 certifications from the National Association of Securities Dealers, Inc. and is a member of The National Association of Real Estate Investment Trusts. Ms. Gujral also is a member of the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

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David Mahon, 43. Independent Director since October 2004. Mr. Mahon currently serves as managing director of GE Antares Capital and is one of GE Antares’ senior deal professionals with over 18 years of leveraged finance experience. Mr. Mahon currently works in capital markets where he is responsible for structuring and syndicating GE Antares’ transactions. Previously, Mr. Mahon also was primarily responsible for the purchasing and trading of investments for Antares’ securitized investment funds. Prior to forming Antares, Mr. Mahon spent six years at Heller Financial, the last three years of which he worked within the capital markets group of corporate finance. He also spent three years with Citicorp’s leveraged capital group and started his career at Arthur Andersen. Mr. Mahon currently serves on the board of directors for Noodles & Company, an operator of approximately 125 casual dining restaurants based in Boulder, Colorado. Mr. Mahon is a CPA and a graduate of Augustana College, Rock Island, Illinois.

Thomas F. Meagher, 75. Independent Director since October 2004. Mr. Meagher currently serves on the board of directors of The Private Bank of Chicago, DuPage Airport Authority, the TWA Plan Oversight Committee and Festival Airlines. He also is a former member of the board of trustees of Edward Lowe Foundation. Mr. Meagher has previously served on the board of directors of UNR Industries, Rohn Towers, Greyhound Lines Inc. and Trans World Airlines, where he served as chairman of the board for two years and participated in the sale of the company to American Airlines.

Mr. Meagher began his business career in 1958 when he was selected by American Airlines for their management training program. He subsequently joined Continental Air Transport of Chicago as Executive Vice-President in 1964. In 1970, Mr. Meagher was appointed the first president and chief executive officer of the Chicago Convention and Tourism Bureau, returning to Continental Air Transport as president and chief executive officer in 1972. In 1980, Mr. Meagher purchased Howell Tractor and Equipment Company, a large heavy construction equipment dealership, and sold the company in April 2005. He is the principal stockholder and chairman of Professional Golf Cars of Florida.

Mr. Meagher is a native of Chicago, Illinois. He received his bachelor degree from St. Mary’s University of Minnesota. Upon graduation, he entered the U.S. Marine Corps Officer Candidate Program, serving with the 2nd Marine Air Wing and achieving the rank of Captain. Mr. Meagher also attended graduate business school at the University of Chicago.

Robert D. Parks, 62. Chairman of the Board; Director since October 2004. Mr. Parks also is a director of The Inland Group, Inc. and is one of its founding stockholders. Mr. Parks, who has been with The Inland Group and its affiliates since 1968, is chairman and director of IREIC, director of Inland Securities Corporation and a director of Inland Investment Advisors, Inc. He also is president, chief executive officer and a director of Inland Real Estate Corporation, and serves on its management committee. In addition, he is chairman and a director of Inland Retail Real Estate Trust, Inc., and is a director of Inland Western Retail Real Estate Trust, Inc. Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for IREIC. He oversees and coordinates the marketing of all investments and investor relations.

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Prior to joining Inland, Mr. Parks taught in Chicago’s public schools. He received his bachelor degree from Northeastern Illinois University, Chicago, Illinois, and his master degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers. He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning as well as a member of the National Association of Real Estate Investment Trusts.

Paula Saban, 52. Independent Director since October 2004. Mrs. Saban has worked in the financial services and banking industry for over twenty-five years. She began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, Mrs. Saban held various consultative sales roles in treasury management and in traditional lending areas. She also managed client service teams and developed numerous client satisfaction programs. In 1990, Mrs. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly-held companies and entrepreneurs. In addition to managing a diverse client portfolio, she was responsible for client management and overall client satisfaction. She recently retired from Bank of America as a senior vice president/private client manager. In 1994, Mrs. Saban and her husband started a construction products company, Newport Distribution, Inc., of which she is president and a principal stockholder.

Mrs. Saban received her bachelor degree from MacMurray College, Jacksonville, Illinois, and her master of business administration from DePaul University, Chicago, Illinois. She holds Series 7 and 63 certifications from the National Association of Securities Dealers, Inc. She is president of the Fairview Elementary School PTA and is a former trustee of both the Goodman Theatre and Urban Gateways.

William J. Wierzbicki, 59. Independent Director since October 2005. Mr. Wierzbicki is a registered Professional Planner in the Province of Ontario, Canada, and is a member of both the Canadian Institute of Planners and the Ontario Professional Planners Institute. Mr. Wierzbicki is the sole proprietor of “Planning Advisory Services,” a land-use planning consulting service providing consultation and advice to various local governments, developers and individuals.

Mr. Wierzbicki has recently retired from his position as the Coordinator of Current Planning with the City of Sault Ste. Marie, Ontario. In that capacity, his expertise was in the review of residential, commercial and industrial development proposals. Mr. Wierzbicki led the program to develop a new Comprehensive Zoning By-Law for the City of Sault Ste. Marie. Mr. Wierzbicki was the leader of the team that developed the Sault Ste. Marie’s Industrial Development Strategy, which identified approximately 1,000 acres of land that has the potential for industrial development. He also administered the implementation of the first phase of the strategy, which resulted in the city purchasing, servicing, and putting approximately 150 acres on the market at competitive prices. The program is designed to use and replenish the city’s Industrial Development Fund.

Mr. Wierzbicki is the chairman of the Sault North Planning Board, which is responsible for land-use planning for 32 unorganized townships north of the city of Sault Ste. Marie and was a provincial government appointment. He has served three consecutive three-year terms with six

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years as the chairman of the board. Mr. Wierzbicki is an independent director on the Sault Area Hospital board of directors and sits on that board’s New Hospital Planning Committee and the Quality and Performance Committee. Mr. Wierzbicki is on the Excellence in Planning Awards Committee for the Ontario Professional Planners Institute.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the election of all seven nominees.

Independent Director Compensation

The independent directors are paid an annual fee of $10,000 plus a fee for each board or committee meeting attended in person or by telephone equal to $500 and $350, respectively. Members of the audit committee receive $750 for each in-person meeting and $500 for each meeting attended by telephone. In addition, each year on the date of our annual meeting of stockholders, each independent director then in office receives a grant of options to purchase 500 shares of our common stock under our independent director stock option plan.

Meetings of the Board of Directors, Audit Committee and Stockholders

During fiscal year 2005, our board met eight times and the audit committee met one time. During 2005, all of our directors attended at least seventy-five percent (75.0%) of the aggregate amount of the meetings of the board and the meetings held by any committee on which they served.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

In accordance with its written charter, as amended, the audit committee assists the board in overseeing the company’s financial reporting process including evaluating the effectiveness of auditing and financial controls and procedures.

Management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with generally accepted accounting principles, designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The audit committee is responsible for monitoring and reviewing these procedures and processes. The audit committee is comprised of three independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter. The members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

During fiscal 2005, the audit committee met one time. During this meeting, the members of the audit committee met with representatives of the members of the company’s management and with the company’s independent registered public accounting firm, KPMG LLP. The committee discussed numerous items at this meeting including KPMG’s responsibilities to the company.

The audit committee reviewed and discussed with management the company’s audited consolidated financial statements as of and for the year ended December 31, 2005. During fiscal 2005, management advised the committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant account and disclosure issues with the committee. During fiscal 2005, the audit committee also met with KPMG to discuss KPMG’s audit plan for fiscal year 2005.

The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees,” including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee also obtained a formal written statement from KPMG, describing all relationships between KPMG and the company that might bear on KPMG’s independence. The audit committee also discussed any relationships that may have an impact on KPMG’s objectivity and independence including a review of audit and non-audit fees and the

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written disclosures and letter from KPMG to the committee pursuant to Independence Standards Board Standard No. 1, “Independence Discussions with the Audit Committees”.

Based on the above-mentioned review and discussions with management and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee

J. Michael Borden

David Mahon

Thomas F. Meagher

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EXECUTIVE COMPENSATION

Executive Compensation

We have no employees and all of our executive officers are officers of one or more of our affiliates and compensated by those entities, in part, for their service rendered to us. We do not separately compensate our executive officers for their service as officers, nor will we reimburse either our Business Manager or our property managers for any compensation paid to their employees who also serve as our executive officers, other than through the general fees we pay to them under the business management agreement or the property management agreements. This compensation is described in more detail under “Certain Relationships and Related Transactions.”

Executive Officers

The board of directors annually elects our executive officers. These officers may be terminated at any time. Listed below is information about our executive officers, except for Mr. Parks and Ms. Gujral whose biographies are included above.

Roberta S. Matlin, 61. Vice president – administration. Ms. Matlin has been an officer of the company since its formation in October 2004. Ms. Matlin joined IREIC in 1984 as director of investor administration and currently serves as senior vice president of IREIC, directing its day-to-day internal operations. Ms. Matlin is a director of IREIC, a director and president of Inland Investment Advisors, Inc., and Intervest Southern Real Estate Corporation, and a director and vice president of Inland Securities Corporation. She is the president of our Business Manager. She has been vice president of administration of Inland Western Retail Real Estate Trust, Inc. since its formation. From 1998 until 2004, she was vice president of administration of Inland Retail Real Estate Trust, Inc. She was vice president of administration of Inland Real Estate Corporation from 1995 until 2000. From June 2001 until April 2004 she was a trustee and executive vice president of Inland Mutual Fund Trust. Prior to joining Inland, she worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin is a graduate of the University of Illinois, Champaign, Illinois. She holds Series 7, 22, 24, 39, 63 and 65 certifications from the National Association of Securities Dealers, Inc.

Lori Foust, 41. Treasurer and principal accounting officer, and the chief financial officer of our Business Manager. Ms. Foust joined us in October 2005. She joined the Inland organization as Vice President of Inland Western Retail Real Estate Advisory Services, Inc. in 2003 and became the principal accounting officer for Inland Western Retail Real Estate Trust, Inc. in 2004. She is responsible for our overall financial management and reporting. She has an extensive background in real estate, encompassing significant real estate transactions including acquisitions, dispositions, financings, and joint ventures. Prior to joining the Inland organization, Ms. Foust worked in the field of public accounting and was a senior manager in the real estate division for Ernst and Young, LLP. She received her bachelor degree in accounting and her master of business administration degree from the University of Central Florida. Ms. Foust is a certified public accountant and a member of the AICPA. Ms. Foust also serves on the board of directors of Minto Builders (Florida), Inc., a subsidiary of the company.

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Scott W. Wilton, 45. Secretary. Mr. Wilton has been an officer of the company since its formation in October 2004. Mr. Wilton joined The Inland Group in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department. In 1998, Mr. Wilton became secretary of Inland Retail Real Estate Trust, Inc. and Inland Retail Real Estate Advisory Services, Inc. In 2001, he became the secretary of Inland Real Estate Exchange Corporation. In 2003, he became secretary of Inland Western Retail Real Estate Trust, Inc. Mr. Wilton is involved in all aspects of The Inland Group’s business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He received bachelor degrees in economics and history from the University of Illinois, Champaign, in 1982 and his law degree from Loyola University, Chicago, Illinois, in 1985. Prior to joining The Inland Group, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate, corporate transactions and litigation.

Stock Option Grants

Under our independent director stock option plan, we have authorized and reserved a total of 75,000 shares of our common stock for issuance. The number and type of shares that could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if we split our stock, are consolidated or are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

The independent director stock option plan generally provides for the grant of non-qualified stock options to purchase 3,000 shares to each independent director upon his or her appointment if they meet the conditions in the plan. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting to each independent director then in office. The option price for all options will be fixed at $8.95 per share prior to the time that there is a public market for our shares. However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other independent directors, would exceed 9.8% of our issued and outstanding shares.

One-third of the options granted following an individual initially becoming an independent director are exercisable beginning on the date of their grant, one-third become exercisable on the first anniversary of the date of their grant and the remaining one-third become exercisable on the second anniversary of the date of their grant. All other options granted under the independent director stock option plan become fully exercisable on the second anniversary of their date of grant.

Options granted under the independent director stock option plan are exercisable until the first to occur of the tenth anniversary of the date of grant; the removal for cause of the person as an independent director; or three months following the date the person ceases to be an independent director for any other reason except death or disability.

All options generally are exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is an independent director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold

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until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the independent director stock option plan to the contrary, no option issued pursuant thereto may be exercised if exercise would jeopardize our status as a REIT under the Internal Revenue Code.

No option may be sold, pledged, assigned or transferred by an independent director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our assets, the independent director stock option plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Additionally, our board may provide for other alternatives in the case of a dissolution, liquidation, consolidation or merger.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	—	—	—
Equity compensation plans not approved by security holders:
Independent Director Stock Option Plan	15,000	$8.95	60,000
Total	15,000	$8.95	60,000

Certain Relationships and Related Transactions

Relationships and fees with respect to our public offering

We presently are engaged in the initial public offering of our common stock. The dealer manager of this offering is Inland Securities Corporation, which is a wholly owned subsidiary of our sponsor and affiliate, Inland Real Estate Investment Corporation, or IREIC. IREIC is a subsidiary of The Inland Group, Inc. One of the nominees for director, Mr. Parks, is a director and stockholder of The Inland Group.

While we are engaged in this public offering of our securities, we will pay Inland Securities a selling commission equal to seven and one-half percent (7.5%), up to seven percent (7.0%) of which may be reallowed to participating dealers, of the sale price for each share, subject to reduction for special sales under certain circumstances. We also will pay a marketing

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contribution equal to two and one-half percent (2.5%) of the gross offering proceeds to Inland Securities, which may reallow up to one and one-half percent (1.5%) to soliciting dealers. We will pay an additional one-half percent (0.5%) of the gross offering proceeds to Inland Securities, which may reallow all or a portion to the soliciting dealers for bona fide due diligence expenses. We will not pay the marketing contribution and due diligence expense allowance in connection with any special sales, except those receiving volume discounts and other circumstances described in our prospectus. In addition, we will not pay commissions in connection with shares of common stock issued through our distribution reinvestment plan.

As of December 31, 2005, we had incurred $12,825,515 of offering costs, of which $7,662,785 was paid or accrued to our affiliates. Selling commissions, the marketing contribution and the due diligence expense allowance totaled $9,420,396, of which $292,060 was unpaid, as of December 31, 2005. In accordance with the terms of the offerings, our Business Manager has agreed to pay all offering expenses (excluding sales commissions, the marketing contribution and the due diligence expense allowance) in excess of four and one-half percent (4.5%) of the gross proceeds of the offering or gross offering proceeds or all organization and offering expenses (including sales commissions, the marketing contribution and the due diligence expense allowance) which together exceed fifteen percent (15.0%) of gross offering proceeds. As of December 31, 2005, offering costs did not exceed the four and one-half percent (4.5%) and fifteen percent (15.0%) limitations. We anticipate that these costs will not exceed these limitations upon completion of the offering. Any excess amounts at the completion of the offering will be reimbursed by our Business Manager.

We established a discount stock purchase policy for our affiliates and affiliates of our Business Manager that enables the affiliates to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares are purchased. We sold 130,737 shares to affiliates and recognized an expense related to these discounts of $153,379 for the year ended December 31, 2005.

Relationships and fees with respect to our operations

We have entered into agreements to pay IREIC and its affiliates certain fees or other compensation for providing services to us. These arrangements were not determined by arm’s length negotiations. In those instances in which there are maximum amounts or ceilings on the compensation which may be received, IREIC and its affiliates, including our Business Manager, property managers and Inland Real Estate Acquisitions, Inc., may not recover any excess amounts for those services by reclassifying them under a different compensation or fee category.

We have entered into a business management agreement with Inland American Business Manager & Advisor, Inc., an indirect subsidiary of The Inland Group, Inc., to serve as our Business Manager with responsibility for overseeing and managing our day-to-day operations. Under the terms of our business management agreement, any time that we acquire a controlling interest in a REIT or other real estate operating company, we pay our Business Manager or its designee a fee equal to two and one-half percent (2.5%) of the aggregate purchase price paid to acquire the controlling interest. In addition, after our stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their invested capital, we will pay our Business Manager a fee of up to one percent (1.0%) of our average invested

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assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of our average invested assets as of the last day of the immediately preceding quarter. We will pay this fee for services provided or arranged by our Business Manager, such as managing our day-to-day business operations, arranging for the ancillary services provided by other affiliates and overseeing these services, administering our bookkeeping and accounting functions, consulting with our board, overseeing our real estate assets and providing other services as our board deems appropriate. This fee terminates if we acquire our Business Manager. Further, after our stockholders have first received a ten percent (10.0%) cumulative, non-compounded return on, plus return of, their invested capital, we will pay our Business Manager an incentive fee equal to fifteen percent (15.0%) of the net proceeds from the sale of real estate assets, including assets owned by a REIT or other real estate operating company that we acquire and operate as a subsidiary.

Separate and distinct from any business management fee, we also will reimburse our Business Manager or any affiliate for all expenses that it, or any affiliate including IREIC, pays or incurs on our behalf including the salaries and benefits of persons employed by our Business Manager or its affiliates and performing services for us except for the salaries and benefits of persons who also serve as one of our executive officers or as an executive officer of our Business Manager. For any year in which we qualify as a REIT, our Business Manager must reimburse us for the amounts, if any, by which our total operating expenses paid during the previous fiscal year exceed the greater of: two percent (2.0%) of our average invested assets for that fiscal year; or twenty-five percent (25.0%) of our net income for that fiscal year, subject to certain adjustments described herein. For these purposes, items such as organization and offering expenses, property expenses, interest payments, taxes, non-cash charges, any incentive fees payable to our Business Manager and acquisition fees and expenses are excluded from the definition of total operating expenses.

Our subsidiary, Minto Builders (Florida), Inc. (“MB REIT”) also entered into an agreement with an affiliate of our Business Manager, under which MB REIT has agreed to pay the Business Manager an asset management fee. The terms are consistent with those listed above. MB REIT did not pay any asset management fees for the year ended December 31, 2005.

We also pay fees to affiliates of The Inland Group for various administrative services, such as payroll preparation and management, data processing, insurance consultation and placement, property tax reduction services, mail processing and certain legal services. Except in the case of computer services provided by Inland Computer Services, Inc., we pay hourly rates for these services. The hourly rate is based on the average amount of all salaries and bonuses paid to the employees of the service provider plus an allocation for overhead including employee benefits, rent, materials, fees, taxes, and other operating expenses incurred by the service provider in operating its business except for direct expenses for which we reimburse the service provider. We categorize the amounts we pay for all of these the services as general and administrative expenses. During the period from October 4, 2004 (inception) to December 31, 2004 and for the year ended December 31, 2005, we paid fees of $544 and $130,756, respectively, of which $43,616 remained unpaid as of December 31, 2005. For the year ended December 31, 2005, MB REIT paid fees of $288,104, of which $19,000 remained unpaid as of December 31, 2005. We expect to continue purchasing these services during 2006.

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We have entered into property management agreements with each of our property managers, Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC and Inland American Apartment Management LLC. For each property managed directly by any of our property managers, their affiliates or agents, we pay the applicable property managers a monthly fee equal to four and one-half percent (4.5%) of the gross income from each such property. We pay this fee for services in connection with renting, leasing, operating and managing each property. For each property managed directly by entities other than our property managers, their affiliates or agents, we pay the applicable property manager, based on the type of property managed, a monthly oversight fee of up to one percent (1.0%) of the gross income from each such property. In no event do any of our property managers receive a property management fee and an oversight fee with respect to a particular property. During the year ended December 31, 2005, MB REIT incurred and paid property management fees of $358,532. The fees have been recorded in property operating expenses to affiliates for the year ended December 31, 2005. No property management fees were unpaid as of December 31, 2005.

We also have entered into an agreement with Inland Real Estate Acquisitions, Inc. under which Inland Real Estate Acquisitions will assist us in acquiring properties, REITs, real estate operating companies or other real estate assets. This agreement will continue until the date that none of the directors affiliated with The Inland Group and none of the officers or directors of The Inland Group, Inland Real Estate Acquisitions or our Business Manager or their affiliates are then serving as our officers and directors.

Other affiliates of our Business Manager provide additional services to the company and MB REIT. We will pay Inland Mortgage Servicing Corporation 0.03% per year on the first billion dollars and 0.01% thereafter on all mortgages that are serviced by Inland Mortgage Servicing Corporation. These fees will be included in the property operating expenses to affiliates. As of December 31, 2005, we had not paid any fees to Inland Mortgage Servicing Corporation. In addition, we or MB REIT will pay Inland Mortgage Brokerage Corporation 0.2% of the principal amount of each loan placed for us or MB REIT by Inland Mortgage Brokerage Corporation. These costs are capitalized as loan fees and amortized over the respective loan term. During the year ended December 31, 2005, MB REIT paid loan fees totaling $427,249 to this affiliate. We also pay an affiliate of our Business Manager to purchase and monitor our investment in marketable securities. During the year ended December 31, 2006, we incurred expenses totaling $23,534.

As of December 31, 2005 we owed funds to an affiliate in the amount of approximately $315,225 which were costs paid by the affiliate on our behalf relating to the acquisition of investment properties or financings. We intend on paying this amount during the first quarter of 2006. MB REIT owed funds to an affiliate of our Business Manager in the amount of $3,375,702 which were costs paid by the affiliates on MB REIT’s behalf relating to the acquisition of investment property or financings.

Other relationships and fees

IREIC contributed $200,000 in 2004 to the capital of the company for which it received 20,000 shares of common stock.  IREIC has agreed to advance funds sufficient to pay our

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distributions to stockholders until funds from operations are adequate to cover the distributions. For the year ended December 31, 2005, IREIC advanced a total of $2,280,967. In addition, IREIC contributed $800,000 to pay distributions.

As of December 31, 2005, we were due funds from our affiliates in the amount of $236,702 for costs paid by us on their behalf. As of December 31, 2005, MB REIT was due funds from affiliates in the amount of $214,783 for costs paid by MB REIT on their behalf.

As of December 31, 2005, MB REIT owed funds to Minto Delaware, Inc. in the amount of $4,954,633, which originated from the purchase of the joint venture. Included in this amount is interest due to Minto Delaware, Inc. at a rate of 3.46% per annum on the principal balance of $4,908,401, totaling approximately $37,700. MB REIT paid Minto Delaware, Inc. in February 2006. MB REIT intends to pay this during the first quarter of 2006. In addition, MB REIT owed funds of $2,108,052 to series C preferred shareholders. This amount was paid by MB REIT in January of 2006.

On December 2, 2005, MB REIT acquired a freestanding office building leased to the General Services Administration (GSA) for the U.S. Joint Force Command through the purchase of all of the membership interests of a limited liability company holding title to this center for approximately $24.5 million. The center contains approximately 110,000 of gross leasable square feet. The limited liability company, MB Suffolk Lakeview, LLC acquired this property on October 7, 2005 from an unaffiliated third party for approximately $24.5 million. The affiliate agreed to sell MB REIT their membership interests in the limited liability company for the price it paid to the unaffiliated third party for the property, plus any actual costs incurred. MB REIT subsequently acquired all of the outstanding membership interests in this limited liability company from Inland American Acquisitions, Inc. The membership interest was transferred to MB REIT for no consideration. Inland Western Retail Real Estate Trust, Inc. provided the initial financing of $24.3 million to acquire the property. MB REIT subsequently repaid this loan on December 6, 2005.

On December 28, 2005, MB REIT acquired a freestanding single-user building located at Silverlake Village in Pearland, Texas containing approximately 39,081 of gross leasable square feet. The acquisition was completed through the assignment from Inland American Acquisitions, Inc., a wholly owned indirect subsidiary of The Inland Real Estate Transactions Group, Inc., to MB REIT of all of the outstanding membership interests in two limited liability companies, Inland American Pearland Silverlake Village GP, L.L.C. and Inland American Pearland Silverlake Village LP, L.L.C., owning all of the outstanding general and limited partnership interests in the partnership, A-S 68 HWY 288-Silverlake, L.P., which holds title to the property for approximately $9.2 million. This partnership owned the property subject to a loan of approximately $9.45 million from Inland Western Retail Real Estate Trust, Inc. Inland American Acquisitions, Inc. repaid this loan using the proceeds from the assignment.

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PROPOSAL NO. 2 – RATIFY APPOINTMENT OF KPMG LLP

The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. We are asking our stockholders to ratify the selection even though your approval is not required. Further, even if you do not approve the selection of KPMG LLP, we will not replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new firm. Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.

Representatives of KPMG LLP will attend the annual meeting. These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD:  The audit committee recommends that you vote “FOR” the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Fees to Independent Registered Public Accounting Firm

The following presents fees for professional services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2005 and the annual financial statements for the fiscal year ended December 31, 2004, together with fees for audit-related services and tax services rendered by KPMG LLP for the fiscal years ended December 31, 2005 and 2004, respectively.

	Fiscal year ended December 31
Description	2005	2004

Audit Fees	$496,780.00	$15,000.00
Audit-related fees	$0.00	$0.00
Tax fees(1)	$49,000.00	$0.00
All other fees	$0.00	$0.00
TOTAL	$545,780.00	$15,000.00

(1)                                  Tax fees are comprised of tax compliance fees.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by KPMG, and actively monitors the relationship between audit and non-audit services provided by KPMG. The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2005 and 2004, respectively, were consistent with maintaining KPMG’s independence. Accordingly, the audit committee has approved all of the services provided by KPMG. As a matter of policy, the company will not engage its primary independent registered public accounting firm for non-audit services other than “audit related services,” as defined by the SEC, certain tax services and other permissible non-audit services as specifically approved

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by the chairperson of the audit committee and presented to the full committee at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

Under the policy, the audit committee must pre-approve all services provided by the company’s independent registered public accounting firm and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service. During the year, the audit committee will periodically monitor the levels of fees charged by KPMG and compare these fees to the amounts previously approved. The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

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PROPOSAL NO. 3 – AMENDMENT TO THE ARTICLES

On September 21, 2005, our board adopted a resolution to amend, and to recommend that our stockholders approve an amendment to, Article XV of our Third Articles of Amendment and Restatement (the “Articles”) in order to include our Business Manager in the indemnification and standard of care provisions set forth therein.

Section 15.2 of the Articles as proposed to be amended by this proposal would be renamed “Limitation of Liability” and would include the following sentences as the last sentences of Section 15.2:

“In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied. Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.”

Section 15.3(b) of the Articles as proposed to be amended by this proposal would read as follows:

“(b) The Company shall not indemnify an Indemnified Party unless:  (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors)~~Directors or officers of the Company~~; and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.”

The Articles define an “Indemnified Party” as “any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates.”

A form of Fourth Articles of Amendment and Restatement, marked to reflect proposed amendments to our Articles under this Proposal No. 3 and Proposal No. 4, including any necessary conforming changes thereto, is attached to this proxy statement as Annex B, and this summary of the provisions of our Articles is qualified in its entirety by reference to Annex B.

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Reasons for and General Effect of the Proposed Amendment

Our Registration Statement on Form S-11 was declared effective by the SEC on August 31, 2005 and, as of the date of this proxy statement, all “blue sky” jurisdictions have cleared the offer and sale of our common stock. However, the Minnesota Department of Commerce cleared us to offer and sell our stock in the State of Minnesota contingent upon our undertaking to amend Article XV of our Articles. The Department specifically requested that we amend the indemnification provisions of our Articles to include our Business Manager in the indemnification and standard of care provisions set forth therein and that, unless and until we amend the Articles accordingly, we agree not to amend the indemnification provisions contained in our business management agreement. The Department acknowledged that we need not adopt the aforementioned amendments unless approved by our stockholders at the 2006 annual meeting. Our board of directors discussed the proposed amendments and decided to comply with the request of the Department so that we may continue to offer and sell our common stock in the State of Minnesota.

If the holders of common stock approve this proposal, we will file the amended Articles, the Fourth Articles of Amendment and Restatement, with the State Department of Assessments and Taxation of Maryland (“SDAT”) and the amendment and restatement of our Articles as described above will be effective upon the acceptance of the Fourth Articles of Amendment and Restatement by the SDAT.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to Section 15.2 and Section 15.3(b) of our Third Articles of Amendment and Restatement, including any necessary conforming changes thereto.

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PROPOSAL NO. 4 – AMENDMENT TO THE ARTICLES

On February 21, 2006, our board adopted a resolution to amend, and to recommend that our stockholders approve an amendment to, Article XIV of our Articles. Under the proposed amendment, our board will not have the ability to approve, without stockholder approval, a potential merger or consolidation in which we will issue common stock pursuant to a plan of merger. Under the amended Articles, we will, however, continue to be permitted to complete a plan of merger where the merger is effected through a wholly-owned subsidiary and the consideration is solely cash, without stockholder approval, except for any merger with an affiliate of our sponsor, Inland Real Estate Investment Corporation.

Section 14.2 of the Articles as proposed to be amended by this proposal would read as follows:

“Section 14.2                          Stockholders’ Approval. Subject to: (a) the restrictions on Roll-Ups described in Article XII hereof so long as applicable; (b) the limitations described in Article VIII hereof; (c) the provisions of Article XIII; and (d) Section 14.3 hereof, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock:  (i) supplement, amend or restate these Articles; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (iii) ~~except in each case to the extent the MGCL permits such transactions to be approved solely by the Board of Directors,~~ cause a merger, consolidation or share exchange of the Company except that where the merger is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Board of Directors unless a party to the merger is an affiliate of the Sponsor; or (iv) dissolve or liquidate the Company. For purposes of these Articles, a sale of two-thirds or more of the Company’s assets, based on number or fair market value, shall constitute a sale of ‘substantially all of the Company’s assets.’”

A form of Fourth Articles of Amendment and Restatement, marked to reflect proposed amendments to our Articles under this Proposal No. 4 and Proposal No. 3, including any necessary conforming changes thereto, is attached to this proxy statement as Annex B, and this summary of the provisions of our Articles is qualified in its entirety by reference to Annex B.

Reasons for and General Effect of the Proposed Amendment

We were formed to acquire commercial real estate, primarily retail properties and multi-family, office and industrial buildings, located in the United States or Canada. We also may seek to acquire publicly traded or privately owned entities that own commercial real estate assets. These entities may include REITs and other “real estate operating companies,” such as real estate management companies and real estate development companies. We anticipate that each acquired entity would be operated as either a wholly-owned or controlled subsidiary.

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As stated in Proposal No. 3, the SEC declared our Registration Statement on Form S-11 effective on August 31, 2005 and, as of the date of this proxy statement, all “blue sky” jurisdictions have cleared the offer and sale of our common stock. However, the Pennsylvania Securities Commission cleared us to offer and sell our stock in the State of Pennsylvania contingent upon our undertaking to amend Article XIV of our Articles, as set forth above. This amendment would impact the approvals needed by us to complete a merger.

A company, referred to as the “parent,” generally may complete a merger in one of two ways: directly or through a subsidiary. In a direct, two-party merger, the parent company merges with and into a second entity (or the other entity merges with and into the parent company) so that the surviving entity becomes liable for the debts and other liabilities of the other party to the merger. In addition, both parties must obtain the approval of their stockholders. In a subsidiary merger, however, a parent company effects the transaction through a wholly-owned subsidiary, whereby the subsidiary merges with and into a third party or vice versa. The subsidiary or third party survives the merger and becomes a wholly-owned subsidiary of the parent company. If done through a subsidiary, the parent company does not assume or become directly liable for the debts or other liabilities of the acquired entity. This subsidiary merger may be used for tax or other regulatory reasons. The parent company typically will issue its stock or fund any cash payment to be made in the merger. Under Maryland General Corporation Law, as amended (“MGCL”), however, a parent company that engages in a subsidiary merger need not obtain the approval of its stockholders; only the subsidiary must obtain stockholder approval. The parent company, as the sole stockholder of the subsidiary, would thus vote on the merger through the action of its board of directors.

Presently, under Section 14.2 of our the Articles, subject to certain restrictions and limitations set forth in our Articles, our board of directors must obtain stockholder approval in order to engage in a merger, consolidation or share exchange of the company, except to the extent permitted by the MGCL. Therefore, because MGCL permits a company to engage in a subsidiary merger without stockholder approval, under our present Articles we may engage in a merger involving one of our subsidiaries without obtaining stockholder approval. The proposed amendment to our Articles deletes the exception for transactions otherwise permitted by the MGCL, at least as to mergers where we would issue stock. The effect of the proposed amendment is that we must obtain stockholder approval for any potential merger involving one of our subsidiaries in which we will issue common stock as consideration in the merger. Under the proposed amendment to the Articles, we will, however, continue to be permitted to fund the cash portion of any merger accomplished through a subsidiary without stockholder approval, except for any merger with an affiliate of IREIC.

Our board of directors has discussed the proposed amendment. In the board’s view, although the amendment may make it more difficult and costly for us to complete a merger where stock is used as consideration, the amendment is nevertheless desirable and should be approved by our stockholders. If the holders of common stock approve this proposal, we will file the amended Articles, the Fourth Articles of Amendment and Restatement, with the SDAT and the amendment and restatement of our Articles as described above will be effective upon the acceptance of the Fourth Articles of Amendment and Restatement by the SDAT.

If this proposal is not approved, we have assured the Pennsylvania Securities Commission that we immediately will cease making offers and sales of our securities to Pennsylvania residents and that we will not offer or sell our securities in the State of Pennsylvania in the future. Additionally, pursuant to Section 504 of the Pennsylvania Securities Act of 1972, as amended, and the regulations promulgated thereunder, we have agreed to extend to all residents of the State of Pennsylvania that have previously purchased our shares, a written

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offer of rescission stating that the amendment has not been adopted, advising the purchasers of their rights and offering to repurchase each purchaser’s shares for cash, payable on delivery of the shares, equal to the consideration paid, plus interest at the legal rate from the date of payment, less the amount of any distributions received, for the shares. If a purchaser no longer owns the shares, we will offer to pay the purchaser, upon acceptance of the offer of rescission, an amount in cash equal to the damages computed in accordance with the applicable provisions of the Pennsylvania Securities Act of 1972. We will permit all Pennsylvania purchasers to accept the offer of rescission at any time within a period of thirty days after the date on which the purchaser receives the offer. Thus, if this proposal is not approved, we may have to return monies to investors who are residents of the State of Pennsylvania. Doing so, however, could have a material adverse effect on our business and financial condition.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “FOR” the amendment to Section 14.2 of our Third Articles of Amendment and Restatement, including any necessary conforming changes thereto.

26

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our officers or employees, or the officers or employees of our subsidiaries, participated in the deliberations of our board of directors concerning executive officer compensation. In addition, during the last fiscal year, none of our executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

STOCKHOLDER PROPOSALS

We have not received any stockholder proposals for inclusion in this year’s proxy statement. Section 9(a) of our Amended and Restated Bylaws requires that any stockholder intending to present a proposal for action by the stockholders at an annual meeting must provide, among other things, written notice to our corporate secretary not later than the 90th day and not earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting.   For our annual meeting to be held in 2007, a stockholder must provide written notice of a proposal not earlier than December 22, 2006 and not later than January 20, 2007. A copy of the Bylaws may be obtained by written request to our corporate secretary at the address provided below.

The Bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to Securities and Exchange Commission Rule 14A-8 or affect a stockholder’s right to present for action at an annual meeting any proposal so included. Rule 14A-8 requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of our proxy statement for the previous year’s annual meeting. For our annual meeting to be held in 2007, stockholder proposals to be considered for inclusion in the proxy statement under Rule 14A-8 must be received by our corporate secretary no later than November 13, 2006.

All stockholder proposals should be submitted in writing and addressed to our corporate secretary, at Inland American Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois  60523.

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YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
PROXIES WILL SAVE US THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES. PLEASE
PROMPTLY MARK, SIGN, DATE AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

28

ANNEX A

CHARTER OF THE AUDIT COMMITTEE
OF INLAND AMERICAN REAL ESTATE TRUST, INC.
Effective as of December 20, 2004

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Inland American Real Estate Trust, Inc. (the “Company”), through regular or special meetings with management, the internal auditors and the Company’s independent auditors, shall be to assist the Board with the oversight of:  (a) the integrity of the financial statements of the Company; (b) the Company’s compliance with legal and regulatory requirements; (c) the qualifications and independence of the Company’s independent auditors; and (d) the performance of the Company’s internal audit function and independent auditors. In doing so, the Committee will contribute to maintaining open communication among the directors, the independent auditors, the internal auditors, and the senior financial management of the Company.

The Committee shall also prepare a report to stockholders as required by the rules and regulations of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Membership

The Committee shall be composed of at least three directors appointed by the Board. The members of the Committee must satisfy the independence, experience and expertise requirements in the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder (the “Exchange Act”) as well as any other applicable laws, rules and regulations governing independence, as determined from time to time by the Board. At least one member of the Committee must be a “financial expert” as defined in the Exchange Act.

No director may serve as a member of the Committee if he or she serves on the audit committee of more than two other public companies, unless the Board determines that simultaneous service would not impair the ability of the individual to serve on the Committee. Any such determination must be disclosed in the Company’s annual proxy statement.

Meetings

The Committee shall meet as often as it determines is necessary or appropriate, but not less than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Directors who are not members of the Committee may attend and participate in any Committee meeting unless excluded by the Committee.

Annex A-1

Authority and Responsibilities

The Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for retaining, evaluating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit or review services for the Company. The independent auditors shall report directly to the Committee.

The Committee must approve all services to be rendered by the independent auditors, including the fees and terms thereof, prior to the services being rendered or performed, subject in each such case to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to completing the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to approve audit and permitted non-audit services, provided that the decision of the subcommittee to approve any service shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors to advise the Committee as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to pay for the professional services of any advisors employed by the Committee and to pay the independent auditors for rendering or issuing an audit report or performing other audit, review services for the Company, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board. The Committee shall annually review the Committee’s own performance.

The Committee shall have the following duties and responsibilities:

ARTICLE I
Financial Statement and Disclosure Matters

Section 1.1                                      Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management’s discussion and analysis, and make a recommendation to the Board regarding including the audited financial statements in the Company’s Form 10-K.

Section 1.2                                      Review and discuss with management and the independent auditors the quarterly financial statements prior to the filing of the Company’s quarterly report on Form 10-Q, including the results of the independent auditors’ review of the quarterly financial statements.

Section 1.3                                      Discuss generally with management, the type and presentation of information to be included in the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non GAAP information.

Annex A-2

Section 1.4                                      Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with preparing the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

Section 1.5                                      Review disclosures, if any, made to the Committee by the Company’s chief executive officer or chief financial officer during the certification process for the Form 10-K and Form 10-Q about significant deficiencies in the design and operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Section 1.6                                      Review and discuss quarterly reports from the independent auditors on:

(a)                                  all of the Company’s critical accounting policies and practices to be used;

(b)                                 alternative treatments of financial information within generally accepted accounting principles;

(c)                                  other material written communications between the independent auditors and management; and

(d)                                 difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any significant disagreements with management and communications between the audit team and the audit firm’s national office with respect to auditing or accounting issues presented by the engagement.

Section 1.7                                      Review and discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit and the quality of the accounting principles adopted by the Company.

Section 1.8                                      Periodically review and discuss with the independent auditors:

(a)                                  developments and issues with respect to reserves;

(b)                                 regulatory and accounting initiatives; and

(c)                                  accounting policies used to prepare the Company’s financial statements.

Section 1.9                                      Discuss with management and the independent auditors, the effect of regulatory and accounting initiatives as well as any unconsolidated investments of the Company.

Section 1.10                                Discuss with management, the Company’s major financial risk exposures and the steps management has taken to monitor and control the exposures, including the Company’s risk assessment and management policies.

Annex A-3

ARTICLE II
Oversight of the Company’s Relationship with the Independent Auditors

Section 2.1                                      Review and discuss with the independent auditors the scope of the proposed audit for the current year, the audit procedures to be utilized and, at the conclusion thereof, review the audit, including any comments or recommendations of the independent auditors (and any reports of the independent auditors with respect to interim periods), and the actual fees and expenses to be paid to the independent auditors for both audit and non-audit services.

Section 2.2                                      Ensure that the independent auditors submit to the Committee, on a periodic basis, written statements regarding their independence and delineating all relationships between the independent auditors and the Company, including the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss the relationships or services that may impact the objectivity and independence of the independent auditors with the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the independent auditors.

Section 2.3                                      Obtain and review a report from the independent auditors at least annually regarding:

(a)                                  the independent auditors’ internal quality-control procedures;

(b)                                 any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)                                  steps taken to address any such issues; and

(d)                                 all relationships between the independent auditors and the Company.

Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the non-audit services provided by the internal auditors is compatible with maintaining the auditors’ independence, taking into account the opinion of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

Section 2.4                                      Review and evaluate the lead partner of the independent auditor team.

Section 2.5                                      Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least as frequently as required by law.

Section 2.6                                      Recommend to the Board policies consistent with applicable law and listing requirements regarding the hiring by the Company of any persons employed or formerly

Annex A-4

employed by the independent auditors who participated in any capacity in the audit of the Company.

Section 2.7                                      Confirm that the independent auditors do not provide personal financial services or tax advice to the Company’s executive officers.

ARTICLE III
Oversight of the Company’s Internal Audit Function

Section 3.1                                      Review the appointment and replacement of the senior internal auditing executive.

Section 3.2                                      Ensure that the senior internal auditing executive has a direct reporting line to and free access for communications with the Chairperson of the Audit Committee.

Section 3.3                                      Review and discuss with management, the independent auditors and the head of the internal audit department the adequacy of the Company’s internal audit function (including the internal audit department’s responsibilities, independence, budget and staffing), the proposed audit plans, and coordination of internal audit’s work with that of the independent auditors. The internal audit department’s responsibilities shall include providing management and the Committee with ongoing assessments of the Company’s risk management processes and system of internal control.

Section 3.4                                      Review from time to time the results of internal audits and special issues brought to the Committee’s attention by the internal auditors and management’s responses thereto.

Section 3.5                                      Discuss annually with the senior management of the Company, the performance and compensation of the senior internal auditing executive.

ARTICLE IV
Compliance Oversight Responsibilities

Section 4.1                                      Review the Company’s conflict of interest and related party transaction policies as well as policies and procedures with respect to executive officers’ expense accounts and perquisites, including the use of corporate assets.

Section 4.2                                      Assign responsibility for disseminating and monitoring compliance with the Company’s Code of Ethics.

Section 4.3                                      Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Section 4.4                                      Meet periodically (at least quarterly) with the chief financial officer, the senior internal auditing executive and the independent auditors in separate executive sessions.

Annex A-5

Section 4.5                                      Invite, and hear from time to time, a report from the Company’s general counsel or outside counsel on legal issues and actions involving the Company and any material reports or inquiries received from regulators or governmental agencies that may have a material impact on the Company’s financial statements, compliance policies and practices.

Section 4.6                                      Investigate any matter within the scope of the Committee’s duties.

Section 4.7                                      Ensure that minutes of the Committee are kept and retained as records of the Company.

Annex A-6

ANNEX B

FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT

INLAND AMERICAN REAL ESTATE TRUST, INC.

To State Department of Assessments and Taxation, State of Maryland:

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby certifies that:

FIRST:                                                           The Company desires to amend and restate its articles of incorporation as currently in effect and hereinafter amended.

SECOND:                                            The following provisions set forth in these Fourth Articles of Amendment and Restatement are all the provisions of the articles of incorporation of the Company as currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is Inland American Real Estate Trust, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name. Under circumstances in which the Board of Directors (as defined below in Article IV) shall determine that the use of the name “Inland American Real Estate Trust, Inc.” is not practicable, the Board of Directors may permit the use of any other designation or name for the Company.

ARTICLE II
PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful business or other activity (including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
PRINCIPAL OFFICE AND RESIDENT AGENT

The address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such other offices (including its principal executive offices) and places of business within or without the State of Maryland as the Board of Directors may from time to time determine. The resident agent of the Company is The Corporation Trust Incorporated, whose address is 300 East Lombard Street, Baltimore, Maryland 21202. The Company reserves the right to change its principal office and resident agent at any time.

Annex B-1

ARTICLE IV
DEFINITIONS

For the purposes of these Articles (as defined below) the following terms shall have the following meanings:

“Acquisition Expenses” means any and all expenses incurred by the Company, the Business Manager or any Affiliate of either in connection with selecting, evaluating or acquiring any investment in Real Estate Assets, including but not limited to legal fees and expenses, travel and communication, appraisals and surveys, nonrefundable option payments regardless of whether the Real Estate Asset is acquired, accounting fees and expenses, computer related expenses, architectural and engineering reports, environmental and asbestos audits and surveys, title insurance and escrow fees, and personal and miscellaneous expenses.

“Acquisition Fees” means the total of all fees and commissions, excluding Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to the Company, the Business Manager or any Affiliate of either) in connection with an investment in Real Estate Assets or purchasing, developing or constructing a Property by the Company. For these purposes, the fees or commissions shall include any real estate commission, selection fee, Development Fee, Construction Fee, nonrecurring management fee, loan fee, including points, or any fee of a similar nature, however designated, except for Development Fees and Construction Fees paid to any Person not Affiliated with the Sponsor or Business Manager in connection with the actual development and construction of a project, or fees in connection with temporary short-term investments acquired for purposes of cash management.

“Affiliate” means, with respect to any other Person:  (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10.0%) or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10.0%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee, general partner or manager of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee, general partner or manager.

“Aggregate Debt Service” means, for any period, the aggregate amount of interest expense, principal amortization and other charges payable with respect to the Company’s outstanding borrowings and indebtedness, whether secured or unsecured, including all Loans, Senior Debt and Junior Debt.

“Articles” means these Fourth Articles of Amendment and Restatement.

“Asset Coverage” means the ratio equal to the value of total assets of the Company, less all liabilities and indebtedness except indebtedness for unsecured borrowings, divided by the aggregate amount of all unsecured borrowings of the Company.

“Average Invested Assets” means, for any period, the average of the aggregate book value of the Company’s assets, including lease intangibles, invested, directly or indirectly, in financial instruments, debt and equity securities and equity interests in and loans secured by Real Estate

Annex B-2

Assets, including amounts invested in Real Estate Operating Companies, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the relevant period. For purposes of calculating the Business Management Fee, Average Invested Assets will mean the average of the assets identified in the immediately preceding sentence as of the last day of the immediately preceding quarter for which the Business Management Fee is calculated.

“Board of Directors” means the Board of Directors of the Company or any duly authorized committee thereof.

“Business Management Agreement” means that agreement entered into by and between the Company and the Business Manager.

“Business Management Fee” means the fee payable to the Business Manager pursuant to the Business Management Agreement.

“Business Manager” means Inland American Business Manager & Advisor, Inc., an Illinois corporation, or it successors and assigns.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“Cash Flow” means, with respect to any period: (i) all cash receipts derived from investments in Real Estate Assets made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization; less (iii) cash receipts used to pay operating expenses (including the Business Management Fee), calculated in accordance with GAAP.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or corresponding provisions of subsequent revenue laws.

“Competitive Real Estate Commission” means the real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of such Property.

“Construction Fee” means a fee or other remuneration for acting as general contractor or construction manager to construct improvements, supervise and coordinate projects on, or to provide major repairs to, or rehabilitation of, a Property.

“Contract Price” means the aggregate amount actually paid or allocated to the purchase, development, construction or improvement of a Real Estate Asset excluding Acquisition Fees and Acquisition Expenses.

“Dealer Manager” means Inland Securities Corporation, a Delaware corporation.

“Debt Service Coverage” means the ratio equal to annualized Net Income for the latest quarterly period divided by Aggregate Debt Service.

Annex B-3

“Development Fee” means a fee paid to the Company for services rendered in connection with the development of a Property, including negotiating and approving plans and assisting in obtaining zoning, variances and financing for such Property.

“Director(s)” means the members of the Board of Directors (including Independent Directors).

“Distributions” means any distribution of cash, other assets or securities by the Company to its Stockholders.

“Equity Stock” means all classes or series of stock of the Company, including, without limit, Common Stock (as defined below in Article V) and Preferred Stock (as defined below in Article V).

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

“Independent Director(s)” means the Directors who: (i) are not associated and have not been associated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Business Manager whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or as an officer or director of the Company, the Sponsor, the Business Manager or any of their Affiliates; (ii) do not serve as directors for another REIT originated by the Sponsor or advised by the Business Manager or any of its Affiliates; and (iii) perform no other services for the Company, except as Directors. For purposes of this definition, an indirect affiliation shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law have any of the relationships identified in the immediately preceding sentence of this definition with the Company, the Sponsor, the Business Manager or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Business Manager and their Affiliates shall be deemed material per se if it exceeds five percent (5.0%) of the prospective Independent Director’s: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Business Manager or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type proposed to be acquired by the Company.

“Initial Investment” means the purchase of 20,000 shares of Common Stock by the Sponsor for an aggregate price of $200,000 in connection with the formation of the Company. The Sponsor or any Affiliate thereof may not sell the Initial Investment while the Sponsor remains a Sponsor but may transfer all or a portion of the Initial Investment to any of its Affiliates.

“Invested Capital” means the original issue price paid for the shares of Common Stock reduced by prior distributions from the sale or financing of the Company’s Properties.

Annex B-4

“Junior Debt” means indebtedness that is subordinate to Senior Debt.

“Loans” means debt financing evidenced by bonds, notes, debentures or similar instruments or letters of credit, including Mortgage Loans.

“Market Price” means on any date the average of the Closing Price (as defined below) per share for the applicable type of Equity Stock for the five consecutive Trading Days (as defined below) ending on such date. The “Closing Price” on any date means the last sale price, regular way, or, if no sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the applicable shares of Equity Stock are listed or admitted to trading or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”), or, if Nasdaq is no longer in use, the principal automated quotation system that may then be in use or, if the shares of Equity Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of Equity Stock selected by the Board of Directors, or, in the absence of a professional market maker, the price at which the Company is then offering shares of Equity Stock to the public if the Company is then engaged in a public offering, or, if the Company is not then offering Equity Stock to the public, the average of the last ten (10) sales pursuant to an offering of such shares of Equity Stock if such offering has not concluded, or if such offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the “SRP”), and if there are fewer than ten (10) purchases under the SRP, then the average of the actual purchases, or, if the SRP is not then in existence, the price at which a Stockholder may purchase shares of Equity Stock pursuant to the Company’s Distribution Reinvestment Plan (the “DRP”) if the DRP is then in existence, or, if not, the fair market value of such shares of Equity Stock shall be determined by the Company, in its sole discretion. “Trading Day” shall mean a day on which the principal national securities exchange or national automated quotation system on which the applicable shares of Equity Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Equity Stock are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. The term “regular way” means a trade that is effected in a recognized securities market for clearance and settlement pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected “ex-clearing” for same-day or next-day settlement.

“MGCL” means the General Corporation Law of the State of Maryland, as amended from time to time, or any successor statute.

“Mortgage Loans” means notes or other evidences of indebtedness or obligations that are secured or collateralized, directly or indirectly, by Real Property or interests in Real Property.

“Net Assets” or “Net Asset Value” means the aggregate amount of total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash

Annex B-5

reserves less total liabilities of the Company, calculated at least quarterly in accordance with GAAP.

“Net Income” means, for any period, the aggregate amount of total revenues applicable to such period less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves all calculated in accordance with GAAP; provided, however, that Net Income shall not include any gain recognized upon the sale of the Company’s assets.

“Organization and Offering Expenses” means all expenses incurred by, and to be paid from the assets of, the Company in connection with and in preparing the Company for registration and offering shares of Equity Stock to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees and expenses.

“Permitted Investment” means any investment that the Company may acquire pursuant to these Articles or the Bylaws, including any investment in collateralized mortgage-backed securities and any investment or purchase of interests in a Real Estate Operating Company or other entity owning Properties or Loans.

“Person” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest or any other legal or commercial entity.

“Property” or “Properties” means interests in (i) Real Property or (ii) any buildings, structures, improvements, furnishings, fixtures and equipment, whether or not located on the Real Property, in each case owned or to be owned by the Company either directly or indirectly through one or more Affiliates, joint ventures, partnerships or other legal entities.

“Property Manager” means any of Inland American Retail Management LLC, Inland American Office Management LLC, Inland American Industrial Management LLC or Inland American Apartment Management LLC, each a Delaware limited liability company, or any of their successors or assigns.

“Real Estate Assets” means any and all investments in Properties, Loans and other Permitted Investments (including all rents, income profits and gains therefrom), whether real, personal or otherwise, tangible or intangible, that are transferred or conveyed to, or owned or held by, or for the account of, the Company or any of its subsidiaries.

“Real Estate Operating Company” means (i) any entity that has equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) any entity that files periodic reports under Sections 13 or 15(d) of the Exchange Act; or (iii) any entity that, either itself or through its subsidiaries:

Annex B-6

(a)                                  owns and operates interests in real estate on a going concern basis rather than as a conduit vehicle for investors to participate in the ownership of assets for a limited period of time;

(b)                                 has a policy or purpose of reinvesting sale, financing or refinancing proceeds or cash from operations;

(c)                                  has its own directors, managers or managing general partners, as applicable; and

(d)                                 either: (1) has its own officers and employees that, on a daily basis, actively operate the entity and its subsidiaries and businesses; or (2) has retained the services of an affiliate or sponsor of, or advisor to, the entity to, on a daily basis, actively operate the entity and its subsidiaries and businesses.

“Real Property” means land, rights or interests in land (including but not limited to leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on, or used in connection with, land and rights or interests in land.

“REIT” means a “real estate investment trust” as defined by the Code.

“Roll-Up” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company, but not including:

(a)                                  a transaction involving securities of an entity that have been, for at least twelve (12) months, listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

(b)                                 a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)                                     Stockholders’ voting rights;

(ii)                                  the term and existence of the Company;

(iii)                               compensation payable to the Sponsor or Business Manager; or

(iv)                              the Company’s investment objectives.

“Roll-Up Entity” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

“Senior Debt” means indebtedness to which Junior Debt is subordinate.

“Sponsor” means Inland Real Estate Investment Corporation, a Delaware corporation, or any other Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person, but excluding any Person whose only relationship with the Company is as that of an independent property manager of the Company’s

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assets or any independent third parties such as attorneys, accountants and underwriters who receive compensation only for professional services. A Person may be deemed a Sponsor of the Company by:

(a)                                  taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(b)                                 receiving a material participation in the Company in connection with founding or organizing the business of the Company;

(c)                                  having a substantial number of relationships and contacts with the Company;

(d)                                 possessing significant rights to control any of the Properties;

(e)                                  receiving fees for providing services to the Company that are paid on a basis that is not customary in the industry; or

(f)                                    providing goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company.

“Stockholders” means holders of shares of Equity Stock.

“Total Operating Expenses” means the aggregate expenses of every character paid or incurred by the Company as determined under GAAP, including any fees paid to the Business Manager, but excluding:

(a)                                  the expenses of raising capital, such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of any shares of the Equity Stock;

(b)                                 property expenses;

(c)                                  interest payments;

(d)                                 taxes;

(e)                                  non-cash charges such as depreciation, amortization and bad debt reserves;

(f)                                    incentive fees payable to the Business Manager; and

(g)                                 Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of Property).

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ARTICLE V
STOCK

Section 5.1                                      Authorized Stock. The total number of shares of stock that the Company has authority to issue is 1,500,000,000 shares, of which 1,460,000,000 are shares of common stock, $.001 par value per share (“Common Stock”), and 40,000,000 are shares of preferred stock, $.001 par value per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,500,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Section 5.1.

Section 5.2                                      Liquidation. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after paying, or making adequate provision for, all known debts and liabilities of the Company.

Section 5.3                                      Common Stock.

(a)                                  Subject to the provisions of Article VIII, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.

(b)                                 A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be fifty percent (50.0%) of the then outstanding shares of Common Stock.

(c)                                  Except as provided in Section 13.2(b) hereof, with respect to voting shares of Common Stock owned by the Business Manager, the Sponsor, the Directors or any of their Affiliates, neither the Business Manager, the Sponsor, the Directors nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Business Manager, the Sponsor, the Directors or any Affiliate or any transaction between the Company and any of them.

Section 5.4                                      Preferred Stock. Subject to Section 7.8 hereof, the Board of Directors may classify or reclassify any unissued shares of Preferred Stock from time to time, in one or more classes or series of Preferred Stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the Preferred Stock. Notwithstanding anything to the contrary in this Section 5.4, the voting rights of any Preferred Stock (other than publicly held Preferred Stock) sold in a private offering shall not exceed voting rights that bear

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the same relationship to the voting rights of the publicly held Common Stock as the consideration paid to the Company for each privately offered share of Preferred Stock bears to the book value of each outstanding share of publicly held Common Stock.

Section 5.5                                      Classified or Reclassified Shares of Preferred Stock. Subject to Section 7.8 hereof, prior to issuing classified or reclassified shares of any class or series of Preferred Stock, the Board of Directors by resolution shall:  (i) designate that class or series to distinguish it from all other series and classes of Preferred Stock; (ii) specify the number of shares to be included in the class or series of Preferred Stock; (iii) subject to the provisions of Article VIII, and subject to the express terms of any class or series of Equity Stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption for each class or series of Preferred Stock; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Preferred Stock set or changed pursuant to clause (iii) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Articles (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which the facts, events or variations shall operate upon the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of class or series of Preferred Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 5.6                                      General Nature of Equity Stock. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles. The Stockholders shall have no interest in any Real Estate Assets and shall have no right to compel any partition, division, dividend or distribution of the Company or any Real Estate Assets.

Section 5.7                                      No Issuance of Share Certificates. Except to the extent expressly authorized by the Board of Directors, the Company shall not issue share certificates. A Stockholder’s investment shall be recorded on the books and records of the Company. To transfer shares of Equity Stock, a Stockholder shall submit an executed assignment form to the Company, which form shall be provided by the Company or transfer agent upon request. Upon issuance or transfer of shares of Equity Stock, the Company will provide the Stockholder with a statement containing information substantially similar to that contained in the legend set forth in Section 8.2(h) hereof concerning his or her rights with regard to such shares of Equity Stock and any other information required by the Bylaws, the MGCL or other applicable law.

Section 5.8                                      Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fractional interest by rounding up or down to a full share of Equity Stock, arrange for the disposition of a fractional interest by the Person entitled to it, or pay cash for the fair value of a fractional share of Equity Stock determined as of the time when the Person entitled to receive it is determined.

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Section 5.9                                      Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 5.5 hereof, no Stockholder of the Company shall, solely in the capacity of a Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company that it may issue or sell.

Section 5.10                                Articles and Bylaws. All persons acquiring shares of Equity Stock shall be subject to the provisions of these Articles and the Bylaws, each as may be supplemented, amended or restated from time to time.

Section 5.11                                Terms and Conditions of Securities. The Company shall not issue:

(a)                                  Common Stock that is non-voting or assessable;

(b)                                 Warrants, options or similar evidences of a right to buy shares of Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan adopted by the Company;

(c)                                  Common Stock that is redeemable;

(d)                                 Debt securities unless the Debt Service Coverage, on a pro forma basis after giving effect to the issuance of the debt securities, calculated as of the end of the Company’s most recently completed fiscal quarter or such shorter period if the Company has not yet completed its first fiscal quarter, is equal to or greater than 1.0;

(e)                                  Options or warrants to purchase shares of Equity Stock to the Sponsor, the Business Manager, any Directors or their Affiliates except on the same terms as sold to the general public (excluding for these purposes underwriting fees, commissions and discounts); provided that the Company may issue options or warrants to Persons not Affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors have a market value not less than the value of such option or warrant on the date of grant; provided, further, that options or warrants issuable to the Sponsor, the Business Manager, any Directors or their Affiliates shall not exceed an amount equal to ten percent (10.0%) of the outstanding shares of Equity Stock on the date of grant of any options or warrants; or

(f)                                    Shares of Equity Stock on a deferred payment basis or similar arrangement.

Section 5.12                                Rights of Objecting Stockholders. Holders of shares of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL.

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ARTICLE VI
BOARD OF DIRECTORS

Section 6.1                                      Number and Classification. The number of Directors shall be seven (7), which number may be increased or decreased pursuant to the Bylaws; provided, however that the number of Directors shall never be less than three (3) nor more than eleven (11). A majority of the Board of Directors shall be comprised of Independent Directors.  Independent Directors shall nominate replacements for vacancies among the Independent Directors. The Directors may establish any committees as they deem appropriate; provided that the majority of the members of each committee are Independent Directors. A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.

The names of the Directors who shall ~~initially~~ serve until the next annual meeting of the Stockholders or until their successors are duly chosen and qualified are:

Brenda Gujral

~~Barry L. Lazarus~~

Robert D. Parks

J. Michael Borden (Independent Director)

David Mahon (Independent Director)

Thomas F. Meagher (Independent Director)

Paula Saban (Independent Director)

William J. Wierzbicki (Independent Director)

Section 6.2                                      Election and Term. Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the vote of the Stockholders and shall hold office until his or her successor is elected and qualified.

Section 6.3                                      Resignation, Removal or Death. A Director may resign by written notice to the Board of Directors, signed by the Director and effective upon delivery to the Company or any later date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause and without the necessity for concurrence by the Directors, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. For purposes of this Section 6.3, “cause” shall mean with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that the Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 6.4                                      Service as Nominee. Legal title to any Real Estate Asset shall be vested in the Company or any of its Affiliates, but the Company may cause legal title to any such Real Estate Asset to be held by or in the name of any or all of the Directors or any other person as nominee; provided that upon the death, resignation or removal of the Director, the Director shall automatically cease to have any right, title or interest in and to any Real Estate Asset and shall

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execute and deliver such documents as the remaining Directors require to convey any Real Estate Asset held in his or her name, and shall account to the remaining Directors as they require for all such Property that he or she holds as nominee. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any documents evidencing the conveyance have been executed and delivered. Written evidence of the qualification and acceptance of the election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary, appropriate or advisable.

Section 6.5                                      Duties and Powers.

(a)                                  General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by these Articles or the Bylaws. These Articles and the Bylaws shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or the Bylaws or any determination made in good faith by the Board of Directors concerning its powers and authority hereunder or thereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force. At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority both of the Directors and of the Independent Directors.

(b)                                 REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify as a REIT under the Code. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are advisable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors (including a majority of the Independent Directors) determines that it is no longer in the best interest of the Company to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code or any successor section. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VIII is no longer required for REIT qualification.

(c)                                  Authorization by Board of Directors of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of Equity Stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its Equity Stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without

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consideration in the case of a stock split or stock dividend), subject to any restrictions or limits set forth in these Articles or the Bylaws.

(d)                                 Distributions. The Company may pay Distributions to its Stockholders, as declared from time to time by the Board of Directors. The Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the declaration date for the Distribution but prior to the payment date of the Distribution, to pay the Distribution.

Concurrently with any Distribution, the Company shall file a Form 8-K or other appropriate form or report with the Securities and Exchange Commission or otherwise provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than sixty (60) days after the close of the fiscal year in which the Distribution was paid.

The Company may not pay distributions in-kind, except for Distributions of:  (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property that meet all of the following conditions:  (a) the Company advises each Stockholder of the risks associated with direct ownership of the in-kind property; (b) the Company offers each Stockholder the election of receiving in-kind property Distributions; and (c) the Company distributes in-kind property only to those Stockholders who accept the Company’s offer.

The Company shall endeavor to declare and pay such Distributions as shall be necessary under the Code to maintain the Company’s qualification as a REIT; provided, however, that Stockholders shall have no right to any Distribution unless and until declared by the Board of Directors. The exercise of the powers and rights of the Board of Directors pursuant to this Section 6.5(d) shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any Person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all Distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)                                  Distribution Reinvestment Plan. The Company may adopt a distribution reinvestment plan on such terms and conditions as shall be determined by the Board of Directors; provided, however, that any such plan shall, at a minimum, provide for the following:  (i) all material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and (ii) each Stockholder participating in the distribution reinvestment plan shall have a reasonable opportunity to withdraw from the distribution reinvestment plan at least annually after receipt of the information required in subclause (i) above.

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(f)                                    Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine from time to time, but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated companies. Each determination shall be reflected in the minutes of a meeting of the Board of Directors.

(g)                                 Review of Investment Policies. The Board of Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Business Manager. The Independent Directors shall review these policies, with sufficient frequency and at least annually, to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each determination and the basis therefor shall be set forth in the minutes of a meeting of the Board of Directors.

(h)                                 Determination of Consideration. The consideration paid for the Real Estate Assets acquired by the Company shall ordinarily be based upon the fair market value of the Real Estate Assets and approved by a majority of the Directors (including a majority of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if Real Estate Assets are acquired from a Sponsor, Business Manager, Director or any of their Affiliates pursuant to Section 7.7 hereof, the fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.

(i)                                     Business Management Agreement; Business Manager Compensation. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, the Company may enter into a Business Management Agreement for an initial one (1) year term subject to successive one-year renewals upon the mutual consent of the parties including an affirmative vote of a majority of the Independent Directors; provided that the Business Management Agreement shall be terminable by mutual consent of the parties or by the Company upon the vote of a majority of the Independent Directors by providing sixty (60) days’ written notice to the Business Manager. The Independent Directors shall determine from time to time, and at least annually, that the compensation that the Company contracts to pay to the Business Manager is reasonable in relation to the nature and quality of services performed or to be performed and is within the limits prescribed by these Articles and applicable law. The Independent Directors also shall supervise the performance of the Business Manager to determine that the Business Manager possesses sufficient qualifications to perform the business management functions for the Company and to justify the compensation paid to it by the Company as well as to confirm compliance with the provisions of the Business Management Agreement. The Directors, including the Independent Directors, shall evaluate the performance of the Business Manager before renewing the Business Management Agreement, based upon the following factors and all other factors that the Independent Directors may deem relevant, all of which shall be recorded in the minutes of a meeting of the Board of Directors:  (i) the size of the Business Management Fee in relation to the size, composition and profitability of the Company’s assets; (ii) the success

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of the Business Manager in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by business managers or advisors performing similar services; (iv) the amount of additional revenues realized by the Business Manager and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Business Manager; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Business Manager for its own account. Payments to the Business Manager or its Affiliates for services rendered in a capacity other than as business manager may be made only upon a determination that:  (A) the compensation does not exceed the compensation paid for any comparable services; and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties.

(j)                                     Reserved Powers of Board of Directors. The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter, amend and repeal any provision of the Bylaws and to make new Bylaws.

(k)                                  Share Repurchase Program. The Company may adopt a SRP to repurchase shares of Common Stock on such terms and conditions as shall be determined by the Board of Directors; provided, however, that in no event shall the Sponsor, the Business Manager, the Directors or any of their Affiliates receive a fee on the repurchase of shares of Common Stock by the Company under the SRP. The Company shall bear all costs involved in organizing, administering and maintaining the SRP.

Section 6.6                                      Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board of Directors on which he or she serves, in accordance with Maryland law.

Section 6.7                                      Fiduciary Duty. The Directors and Business Manager shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors also shall have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Business Manager.

Section 6.8                                      Determinations By Board of Directors. The determination as to any of the following matters made in good faith by, or pursuant to the direction of, the Board of Directors consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every Stockholder:  (i) the amount of the Net Income of the Company for any period and the amount of assets at any time legally available to pay Distributions or redeem Equity Stock; (ii) the amount of paid-in surplus, Net Assets, other surplus, annual or other net profit, net assets in excess of capital, undivided

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profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to acquiring, holding and disposing of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING AND
REGULATING CERTAIN POWERS OF THE COMPANY
AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or the Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

Section 7.1                                      Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with forming the Company or selling shares of Equity Stock shall be reasonable and shall in no event exceed fifteen percent (15.0%) of the proceeds raised in the offering.

Section 7.2                                      Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the acquisition of a Real Estate Asset by the Company shall be reasonable, and shall in no event exceed, in the case of a Real Estate Asset other than a Loan, an amount equal to six percent (6.0%) of the Contract Price of any Real Estate Asset acquired or, in the case of a Loan, six percent (6.0%) of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses exceeding these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

Section 7.3                                      Limitation on Total Operating Expenses. The annual Total Operating Expenses shall not exceed, in any fiscal year, the greater of two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income for that fiscal year. The Independent Directors have a fiduciary responsibility to limit annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified in any particular period because of unusual and non-recurring expenses. Any such finding by the Independent Directors, and the reasons in support thereof, shall be recorded in the minutes of a meeting of the Board of Directors. The Company shall send written notice to each record holder of Equity Stock if, within sixty (60) days after the end of any fiscal quarter, Total Operating Expenses (for the twelve (12) months then ended) exceed two percent (2.0%) of Average Invested Assets or twenty-five percent (25.0%) of Net Income, whichever is greater. If the Independent Directors determine that the higher Total Operating Expenses are justified, the disclosure must also contain an explanation of the Independent Directors’ conclusion. If the Total Operating Expenses

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exceed the limits described above, and if the Independent Directors are unable to conclude that the excess was justified then, within sixty (60) days after the end of the Company’s fiscal year, the Business Manager shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the greater of the limitations set forth in this Section 7.3.

Section 7.4                                      Limitation on Real Estate Commissions. If the Company sells Property, the Company may pay a Competitive Real Estate Commission, which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6.0%) of the gross sales price of the Property; provided that, the amount of any brokerage fees payable to the Business Manager or any Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) three percent (3.0%) of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.

Section 7.5                                      Limitation on Business Management Fee. After the Stockholders have received a non-cumulative, non-compounded return of five percent (5.0%) per annum on their Invested Capital, the Company may pay, in any fiscal year, the Business Manager a Business Management Fee in an amount up to one percent (1.0%) of the Average Invested Assets, payable quarterly in an amount equal to one-quarter of one percent (0.25%) of the Average Invested Assets as of the last day of the immediately preceding quarter. The Business Management Fee shall be reasonable in relation to the nature and quality of services performed by the Business Manager. All or any portion of the Business Management Fee not paid in any fiscal year shall be deferred without interest and may, subject to the provisions of this Section 7.5, be paid in the next succeeding fiscal year(s).

Section 7.6                                      Limitation on Incentive Fees. After the Stockholders have received a cumulative, non-compounded return of ten percent (10.0%) on, plus return of, their Invested Capital, the Company may pay the Business Manager an incentive fee (an “Incentive Fee”) equal to fifteen percent (15.0%) of the net proceeds from the sale of a Real Estate Asset, including assets owned by a Real Estate Operating Company acquired by the Company and operated as a subsidiary. If the Company retains more than one person or entity to serve as Business Manager, any Incentive Fees that may be paid under this Section 7.6 shall be allocated among the persons or entities serving as the Business Manager in the manner that is reasonably designed to reflect the value added to the Company’s assets by each respective Business Manager.

Section 7.4                                      Limitation on Transactions with Affiliates.

(a)                                  Sales and Leases to Company. The Company shall not purchase Real Estate Assets from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and the price for the Real Estate Assets is no greater than the cost paid by the Sponsor, the Business Manager, the Property Manager, a Director or any Affiliate for the Real Estate Assets, unless substantial justification for the excess exists and the excess is reasonable. In no event

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shall the cost of any Real Estate Asset to the Company exceed its appraised value at the time the Real Estate Asset is acquired by the Company.

(b)                                 Sales and Leases to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate. The Company shall not sell assets to, or lease assets from, the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof, unless the sale or lease is approved by a majority of Directors, including a majority of Independent Directors not otherwise interested in the transaction, as being fair and reasonable to the Company.

(c)                                  Loans. The Company shall not make any loans to the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company except in accordance with applicable law and as provided in Article IX hereof. The Company may not borrow money from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof or to a wholly-owned subsidiary of the Company, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the loan as being fair, competitive and commercially reasonable and no less favorable to the Company than a loan from an unaffiliated party under the same circumstances; provided that for these purposes, amounts owed but not yet paid by the Company under the Business Management Agreement, or any property management agreement, shall not constitute amounts advanced pursuant to a loan.

(d)                                 Investments. The Company shall not invest in joint ventures with the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable; provided, that investments in equity securities in “publicly traded entities” that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Company acquires the equity securities through a trade that is effected in a recognized securities market. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.

(e)                                  Other Transactions. All other transactions between the Company and the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliate thereof shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from an unaffiliated third party.

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Section 7.5                                      Limitation on Borrowing. The Company may not borrow money to pay Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution by the Code or otherwise as necessary, appropriate or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowings of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings shall not, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, exceed three hundred percent (300.0%) of Net Assets; provided further, that the Company shall not issue any Preferred Stock without the approval of a majority of the holders of Common Stock present at a duly convened meeting of the Stockholders if, after giving effect to the issuance of the Preferred Stock, the Company’s aggregate borrowings, including amounts payable by the Company in respect of the Preferred Stock, would exceed three hundred percent (300.0%) of Net Assets. Any excess in borrowing over three hundred percent (300.0%) of Net Assets level must be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company’s next quarterly report to Stockholders, along with justification for the excess.

Section 7.6                                      Suitability of Stockholders.

(a)                                  Income and Net Worth Standards. Any Person purchasing shares of Equity Stock shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make an investment in the Company. Net worth shall be determined by excluding the value of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.

(b)                                 Determination that Sale to Stockholder is Suitable and Appropriate. The Dealer Manager and each Person selling shares of Equity Stock on behalf of the Dealer Manager or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Person purchasing Equity Stock. In making this determination, the Dealer Manager or each Person selling shares of Equity Stock on behalf of the Dealer Manager or the Company shall ascertain that the Person: (i) meets the minimum income and net worth standards established for the Company in Section 7.9(a) hereof; (ii) can reasonably benefit from an investment in the Company based on the Person’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the Person’s overall financial situation; and (iv) has apparent understanding of: (A) the fundamental risks of investment; (B) the risk that the Person may lose the entire investment; (C) the lack of liquidity of shares of Equity Stock; (D) the restrictions on transferability of shares of Equity Stock; (E) the background and qualification of the Sponsor or the Business Manager; and (F) the tax consequences of the investment. The Dealer Manager may require additional minimum initial and subsequent cash investment amounts.

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ARTICLE VIII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 8.1                                      Definitions. For the purpose of this Article VIII only, the following terms shall have the following meanings:

“Aggregate Stock Ownership Limit” means not more than 9.8% in value of the aggregate of the outstanding shares of Equity Stock. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Beneficial Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“Charitable Beneficiary” means one or more beneficiaries of the Trust as determined pursuant to Section 8.3(f) hereof; provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Common Stock Ownership Limit” means not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“Constructive Ownership” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Excepted Holder” means a Stockholder of the Company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 8.2(f) hereof.

“Excepted Holder Limit” means holder of Equity Stock that agrees to comply with the requirements and percentage limit established by the Board of Directors pursuant to Section 8.2(f) hereof, subject to adjustment pursuant to Section 8.2(g) hereof.

“Initial Date” means the date upon which these Articles are filed with the SDAT.

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“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

“Prohibited Owner” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 8.2(a) hereof, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

“Restriction Termination Date” means the first day after the Initial Date on which the Board of Directors determines, pursuant to Section 6.5(b) hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VIII are no longer required for the Company to qualify as a REIT.

“Transfer” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of, or any agreement to acquire Equity Stock or the right to vote or receive Distributions or dividends on Equity Stock, including, without limitation, (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have correlative meanings.

“Trust” means any separate trust created and administered in accordance with the terms of Section 8.3 hereof for the exclusive benefit of any Charitable Beneficiary.

“Trustee” means the Person unaffiliated with both the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

Section 8.2                                      Section 8.2                                      Equity Stock.

(a)                                  Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(i)                                     Basic Restrictions. (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an

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Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise fail to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from the tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); (C) notwithstanding any other provisions contained herein, any Transfer of shares of Equity Stock (whether or not the Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Equity Stock being beneficially owned by less than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii)                                  Transfer in Trust. If any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 8.2(a)(i) hereof, then (A) that number of shares of the Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 8.2(a)(i) hereof (rounded up to the next whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 8.3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer, and such Person shall acquire no rights in such shares; or (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Section 8.2(a)(i) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 8.2(a)(i) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(b)                                 Remedies for Breach. If the Board of Directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 8.2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section 8.2(a) hereof (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to

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prevent such Transfer or other event, including, without limitation, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 8.2(a) hereof shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided in Section 8.2(a) hereof irrespective of any action (or non-action) by the Board of Directors.

(c)                                  Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(i)                                     every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty (30) days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(ii)                                  each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(d)                                 Remedies Not Limited. Nothing contained in this Section 8.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status as a REIT.

(e)                                  Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VIII, or any definition contained in this Article VIII, the Board of Directors shall have the power to determine the application of the provisions of this Article VIII or any such definition with respect to any situation based on the facts known to the Board. In the event any section of this Article VIII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f)                                    Exceptions.

(i)                                     Subject to Section 8.2(a)(i)(B) hereof, the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit

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and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:  (i) the Board of Directors obtains such representations and undertakings from the Person that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Section 8.2(a)(i)(B) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VIII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Section 8.2(a)(ii) and Section 8.3 hereof.

(ii)                                  Prior to granting any exception pursuant to Section 8.2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii)                               Subject to Section 8.2(a)(i)(B) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent the person acts as an underwriter in connection with the public offering or private placement.

(iv)                              Nothing in this Article VIII to the contrary, this Article VIII shall not apply to the Initial Investment.

(v)                                 (v)                                 The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted

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Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

(g)                                 Increase in Aggregate Stock Ownership and Common Stock Ownership Limits. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

(h)                                 Legend. Except as otherwise provided in these Articles or the Bylaws, nothing in this Section 8.2(h) shall be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of the classes or series of Equity Stock of the Company without certificates. Each certificate for shares of Equity Stock (if any are issued) shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s Articles:  (i) no Person may Beneficially Own or Constructively Own shares of the Company’s Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Equity Stock of the Company in excess of 9.8% of the value of the total outstanding shares of Equity Stock of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Equity Stock that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than one hundred (100) Persons. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Equity Stock that causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations must immediately notify the Company. If any of the restrictions on transfer or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Articles of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.

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Section 8.3                                      Transfer of Equity Stock in Trust.

(a)                                  Ownership in Trust. Upon any purported Transfer or other event described in Section 8.2(a) hereof that would result in a transfer of shares of Equity Stock to a Trust, the shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. The transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day immediately preceding the date of the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 8.2(a)(ii) hereof. The Trustee shall be appointed by the Company and shall be a Person unaffiliated with both the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 8.3(f).

(b)                                 Status of Shares of Equity Stock Held by the Trustee. Shares of Equity Stock held by the Trustee shall be treated as issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the shares of Equity Stock held in the Trust.

(c)                                  Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to applicable law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion), assuming that the meeting or consent period has not otherwise been finally adjourned, (i) to rescind as void any proxy submitted or any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to resubmit a proxy or recast any vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary. Notwithstanding the provisions of this Article VIII, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(d)                                 Sale of Shares of Equity Stock by Trustee. Within twenty (20) days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership

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limitations set forth in Section 8.2(a) hereof. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 8.3(d). The Prohibited Owner shall receive the lesser of: (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust; and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then: (1) such shares shall be deemed to have been sold on behalf of the Trust; and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 8.3(d), the excess shall be paid to the Trustee upon demand.

(e)                                  Purchase Right in Stock Transferred to the Trustee. Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of: (i) the price per share in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of the devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts the offer. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 8.3(d) hereof. Upon the sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f)                                    Designation of Charitable Beneficiaries. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 8.2(a) hereof in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 8.4                                      Exchange Transactions. Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system; provided, that settlement of any transaction shall not negate the effect of any other provision of this Article VIII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VIII.

Section 8.5                                      Enforcement. The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VIII.

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Section 8.6                                      Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VIII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE IX
INVESTMENT RESTRICTIONS

Section 9.1                                      Investment Policies. Subject to any restrictions set forth herein, the investment policies set forth in this Article IX shall be approved by the Board of Directors, including a majority of the Independent Directors. The Independent Directors shall review the Company’s investment policies at least annually to determine that the policies being followed are in the best interests of the Company.

Section 9.2                                      Investment Restrictions. The Company shall not make investments in:  (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles. In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company may not:

(a)                                  invest more than ten percent (10.0%) of the Company’s total assets in unimproved real property or Mortgage Loans on unimproved real property. For purposes of this paragraph, “unimproved real property” does not include a Property:  (i) acquired for the purpose of producing rental or other operating income; (ii) having development or construction in process; or (iii) under contract for development or in planning for development within one (1) year;

(b)                                 invest in commodities or commodity future contracts, except for interest rate futures used solely for hedging purposes;

(c)                                  invest in or make Mortgage Loans unless an appraisal prepared by an Independent Expert is obtained for the underlying Property and the mortgage indebtedness on any Property would in no event exceed the Property’s appraised value; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans. The appraisal shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment insuring the priority of the mortgage and condition of the title must be obtained prior to closing;

(d)                                 invest in real estate contracts of sale otherwise known as land sale contracts unless the contracts are in recordable form and appropriately recorded in the chain of title;

(e)                                  make or invest in Mortgage Loans, including construction loans, on any one Property, if the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans made by the Company, would exceed an amount equal to eighty-five

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percent (85.0%) of the appraised value of the Property as determined by an Independent Expert unless the Board of Directors determines that substantial justification exists because of the presence of other underwriting criteria and provided further that such loans would in no event exceed the appraised value of the property at the date of the loans; provided that the aggregate amount of all Mortgage Loans outstanding on the Property, including the loans of the Company, shall include all interest (excluding contingent participation in income or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5.0%) per annum of the principal balance of the loan; provided, further, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that owns, invests in or makes Mortgage Loans;

(f)                                    make or invest in any Mortgage Loans that are subordinate to any mortgage or equity interest of the Business Manager, the Sponsor, a Director or any Affiliates thereof;

(g)                                 invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction approves the investment as being fair, competitive and commercially reasonable; provided however that the requirements on this section shall not apply to the purchase by the Company of (i) its own securities pursuant to its SRP or, when traded on a secondary market or on a national securities exchange or inter-dealer quotation system, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company; (ii) the securities of a publicly-traded entity (as defined in Section 7.7(d) hereof) made in accordance with Section 7.7(d); or (iii) the securities of a Real Estate Operating Company;

(h)                                 invest in joint ventures with the Sponsor, Business Manager, a Director or any Affiliate thereof as a partner, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by other joint venturers;

(i)                                     engage in any short sale of securities or borrow, on an unsecured basis, the borrowing will result in an Asset Coverage of less than three hundred percent (300.0%);

(j)                                     invest in Real Estate Assets unless a majority of the Directors, including Independent Directors, approves the investment; provided that if the Company acquires a Property from the Sponsor, the Business Manager, any Property Manager, a Director or any Affiliates thereof, the provisions of Section 7.7 hereof also shall be applicable;

(k)                                  invest in Junior Debt secured by a mortgage on real property that is subordinate to the lien of Senior Debt, except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed ninety percent (90.0%) of the appraised value of such Property at the time of the investment, if after giving effect thereto, the value of all investments of the Company in Junior Debt (as reflected on the

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books of the Company in accordance with GAAP, after all reasonable reserves but before provision for depreciation) would not then exceed twenty-five percent (25.0%) of the Company’s tangible assets; provided, however, that this restriction shall not apply to an investment in a publicly-traded entity (as defined in Section 7.7(d) hereof) that invests in Junior Debt. The value of any investments in Junior Debt not meeting the aforementioned requirements shall be limited to ten percent (10.0%) of the Company’s tangible assets (which would be included within the twenty-five percent (25.0%) limitation);

(l)                                     engage in trading, as compared with investment, activities;

(m)                               engage in underwriting or the agency distribution of securities issued by others;

(n)                                 invest or acquire interests or securities in any entity or trust formed to complete any tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (or any successor statute), if the entity or trust was sponsored by Inland Real Estate Exchange Corporation or any of its Affiliates; and

(o)                                 acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for cash, which may be invested on a temporary basis in these entities.

ARTICLE X
STOCKHOLDERS

Section 10.1                                Access to Corporate Documents and Records.

(a)                                  The Company shall permit inspection of any of its corporate documents and records by a state securities administrator upon reasonable notice and during normal business hours.

(b)                                 Any Stockholder and any designated representative thereof shall be permitted to inspect and obtain copies of any corporate documents. Any Stockholder may present to any officer of the Company or its resident agent a written request for a statement showing all Equity Stock and securities issued by the Company.

(c)                                  Any Stockholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books of account and its stock ledger; (ii) present to any officer of the Company or its resident agent a written request for a statement of its affairs; and (iii) present to any officer of the Company or its resident agent a written request for its Stockholder List (as herein defined), a copy of which shall be mailed to the Stockholders within ten (10) days of the request. The Stockholder List shall be maintained and updated at least quarterly as part of the corporate documents and records of the Company and shall be printed on white paper in a readily readable type size (in no event smaller than ten (10) point type). As used in this Section 10.1(c), the term “Stockholder List” means an alphabetical list of names and

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addresses of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them.

(d)                                 The Company may impose, and require the Stockholder to pay, a reasonable charge for expenses incurred in producing and copying any of its corporate documents and records pursuant to this Section 10.1. If the Business Manager or the Directors neglect or refuse to exhibit, produce or copy any of the Company’s corporate documents and records, the Business Manager and the Directors shall be liable to any Stockholder for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the applicable corporate documents and records and for actual damages suffered by any Stockholder by reason of such neglect or refusal; provided, however, that it shall be an absolute defense against any and all liability or damages that the actual purpose and reason for the request to inspect or copy the corporate documents and records is to secure the information for the purpose of selling the corporate documents and records or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the Stockholder as a stockholder relative to the affairs of the Company. The Company may require any Stockholder requesting to inspect or obtain copies of corporate documents and records pursuant to this Section 10.1 to represent that the information is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided in this Section 10.1(d) to a Stockholder are in addition to, and shall not in any way limit, other remedies available to the Stockholder under federal law.

Section 10.2                                Reports and Meetings.

(a)                                  Reports. Each year the Company shall prepare an annual report of its operations and shall submit the annual report to each Stockholder at or before the annual meeting of the Stockholders within one hundred twenty (120) days after the end of the Company’s fiscal year. The report shall include: (i) audited income statements and balance sheets for the previous three and two years, respectively or, the period of time the Company has been operating if less, all prepared in accordance with the rules and regulations of the Securities and Exchange Commission governing the preparation of financial statements; (ii) if applicable, the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of fees paid to the Sponsor, the Business Manager, the Property Managers and any Affiliates thereof, including fees or charges paid to the Sponsor and its Affiliates by third parties doing business with the Company; (iv) the Total Operating Expenses stated as a percentage of Average Invested Assets and as a percentage of Net Income for the most recently completed fiscal year; (v) a report from the Independent Directors stating that the policies being followed by the Company are in the best interests of the Stockholders in the aggregate and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Sponsor, the Business Manager, the Property Managers, the Directors and any Affiliates thereof occurring in the most recently completed fiscal year.

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(b)                                 Location of Meetings. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

(c)                                  Annual Meetings; Special Meetings. There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than thirty (30) days) following delivery of the annual report described in Section 10.2(a) hereof, but within six (6) months after the end of each fiscal year. The Directors, including the Independent Directors, shall take all reasonable steps to insure that the requirements of this Article X are satisfied. Special meetings of the Stockholders may be called by the chairman, the chief executive officer, the president, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than ten percent (10.0%) of the outstanding shares of Common Stock entitled to vote at such meeting. Upon receipt of such a written request, the secretary of the Company shall: (i) inform the Stockholders making the written request of the reasonably estimated cost of preparing and mailing a notice of such meeting; and (ii) upon payment of these costs to the Company by such Stockholders making the written request, notify each Stockholder entitled to notice of the meeting and the purpose of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting.

(d)                                 Except as provided in the last sentence of Section 10.2(c) hereof, notice of any annual or special meeting of Stockholders shall be given not less than ten (10) nor more than ninety (90) days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

ARTICLE XI
ELECTION

Section 11.1                                Business Combination Statute. Notwithstanding any other provision of these Articles, or any contrary provision of law, pursuant to the authority granted by Section 3-603(e)(1)(iii) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Business Combination Statute, found in Title 3, Subtitle 6 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL, as amended from time to time or any successor statute thereto) of the Company and The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.

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Section 11.2                                Control Share Acquisition Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-702(b) of the MGCL (as amended from time to time or any successor statute thereto), the Maryland Control Share Statute, found in Title 3, Subtitle 7 of the MGCL (as amended from time to time or any successor statute thereto), shall not apply to the acquisition of any Equity Stock of the Company by The Inland Group, Inc., a Delaware corporation, or any Affiliate of The Inland Group, Inc., including Inland American Business Manager & Advisor, Inc., an Illinois corporation, Inland American Retail Management LLC, a Delaware limited liability company, Inland American Office Management LLC, a Delaware limited liability company, Inland American Industrial Management LLC, a Delaware limited liability company, Inland American Apartment Management LLC, a Delaware limited liability company, Inland Real Estate Investment Corporation, a Delaware corporation or Inland Securities Corporation, a Delaware corporation.

Section 11.3                                Unsolicited Takeovers Statute. Notwithstanding any other provision of these Articles or any contrary provision of law, pursuant to the authority granted by Section 3-802(c) of the MGCL (as amended from time to time or any successor statute thereto), the Company shall not be subject to any of the provisions of the Unsolicited Takeovers Statute found in Title 3, Subtitle 8 of the MGCL (as amended from time to time or any successor statute thereto).

ARTICLE XII
ROLL-UPS

Section 12.1                                Appraisal. In connection with a proposed Roll-Up, an appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Company’s assets shall be appraised in a consistent manner. The appraisal shall:

(a)                                  be based on an evaluation of all relevant information;

(b)                                 indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up; and

(c)                                  assume an orderly liquidation of the Company’s assets over a twelve (12) month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

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Section 12.2                                Stockholder Options. Stockholders who vote “no” on the proposed Roll-Up shall have the choice of:

(a)                                  accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

(b)                                 one of the following:

(i)                                     remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed; or

(ii)                                  receiving cash in an amount equal to the Stockholders’ pro rata share of the appraised value of the Net Assets of the Company.

Section 12.3                                Restrictions. The Company may not participate in any proposed Roll-Up that would:

(a)                                  result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;

(b)                                 result in the Stockholders having voting rights that are less than those provided in these Articles;

(c)                                  result in the Stockholders having greater liability than as provided in these Articles;

(d)                                 result in the Stockholders having rights to receive reports that are less than those provided in these Articles;

(e)                                  result in the Stockholders having access to records that are more limited than those provided in these Articles;

(f)                                    include provisions that would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

(g)                                 limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

(h)                                 result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or

(i)                                     place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the outstanding voting shares of Common Stock; provided, however, that nothing herein shall be construed to prevent participation in any proposed

Annex B-35

Roll-Up that would result in Stockholders having rights and restrictions comparable to those contained in this Article XII.

Approval of a majority of the outstanding voting shares of Common Stock is required for the Company to engage in any Roll-Up that is in conformity with this Article XII.

Section 12.4                                General. The provisions of this Article XII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

ARTICLE XIII
BUSINESS COMBINATIONS WITH BUSINESS MANAGER
AND PROPERTY MANAGERS

Section 13.1                                Business Combinations. The Company shall consider becoming a self-administered REIT once the Company’s assets and income are, in the view of the Board of Directors, of sufficient size such that internalizing the management functions performed by the Business Manager and the Property Managers is in the best interests of the Stockholders.

If the Board of Directors should make this determination in the future, the Company shall pay one-half of the costs, and the Business Manager and the Property Managers shall pay the other half, of an investment banking firm. This firm shall jointly advise the Company and the Sponsor on the value of the Business Manager and the Property Managers. After the investment banking firm completes its analyses, the Company shall require it to prepare a written report and make a formal presentation to the Board of Directors.

Following the presentation by the investment banking firm, the Board of Directors shall form a special committee comprised entirely of Independent Directors to consider a possible business combination with the Business Manager and the Property Managers. The Board of Directors shall, subject to applicable law, delegate all of its decision-making power and authority to the special committee with respect to these matters. The special committee also shall be authorized to retain its own financial advisors and legal counsel to, among other things, negotiate with representatives of the Business Manager and the Property Managers regarding a possible business combination.

Section 13.2                                Conditions to Completion of Business Combination. Before the Company may complete any business combination with either the Business Manager or any of the Property Managers in accordance with this Article XIII, the following two conditions shall be satisfied:

(a)                                  the special committee formed in accordance with Section 13.1 hereof receives an opinion from a recognized investment banking firm, separate and distinct from the firm jointly retained to provide a valuation analysis in accordance with Section 13.1 hereof, concluding that the consideration to be paid to acquire the Business Manager or any Property Manager, as the case may be, is fair to the Stockholders from a financial point of view; and

(b)                                 the holders of a majority of the votes cast at a meeting of the Stockholders called for such purpose (if a quorum is present at the meeting) approves the acquisition;

Annex B-36

provided that, for these purposes only, any shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates will be counted for purposes of determining the presence of quorum but will not, however, initially constitute a vote cast for purposes of determining the number of votes necessary to approve the acquisition. If the proposal receives the necessary votes to approve the acquisition, all shares held by The Inland Group, Inc., the Sponsor or any of their Affiliates may then be voted in favor of the transaction.

ARTICLE XIV
AMENDMENTS AND EXTRAORDINARY ACTIONS

Section 14.1                                General. The Company reserves the right, from time to time, to supplement, amend or restate these Articles, now or hereafter authorized by law, including any supplement, amendment or restatement altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all supplements, amendments or restatements thereto.

Section 14.2                                Stockholders’ Approval. Subject to: (a) the restrictions on Roll-Ups described in Article XII hereof so long as applicable; (b) the limitations described in Article VIII hereof; (c) the provisions of Article XIII; and (d) Section 14.3 hereof, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Common Stock:  (i) supplement, amend or restate these Articles; (ii) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (iii) ~~except in each case to the extent the MGCL permits such transactions to be approved solely by the Board of Directors,~~ cause a merger, consolidation or share exchange of the Company except that where the merger is effected through a wholly-owned subsidiary of the Company and the consideration to be paid by the Company in the merger consists solely of cash, the merger may be approved solely by the Board of Directors unless a party to the merger is an affiliate of the Sponsor; or (iv) dissolve or liquidate the Company. For purposes of these Articles, a sale of two-thirds or more of the Company’s assets, based on number or fair market value, shall constitute a sale of “substantially all of the Company’s assets.”

Section 14.3                                By Stockholders. Notwithstanding any provision of law permitting or requiring action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Common Stock may, at a duly called meeting of such holders and without the necessity for concurrence by the Directors, vote to: (i) supplement, amend or restate these Articles; or (ii) dissolve or liquidate the Company. Any action permitted or required to be taken at a meeting of Stockholders may also be taken by written consent of the requisite holders. In the event that the holders of the then outstanding voting shares of Common Stock direct the amendment of these Articles or the dissolution or liquidation of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is reasonably necessary to accomplish such supplement, amendment, restatement, dissolution or liquidation.

Annex B-37

ARTICLE XV
LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 15.1                                Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Company.

Section 15.2                                Limitation of Director and Officer Liability. Except as otherwise limited in this Section 15.2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent that Maryland law, in effect from time to time, permits the limitation of the liability of directors and officers of a corporation. Notwithstanding the foregoing, no Director or officer of the Company shall be held harmless for any loss or liability suffered by the Company unless:  (i) the Director of officer of the Company has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company; (ii) the Director of officer of the Company was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event the Director is or was an Independent Director, the liability or loss was not the result of gross negligence or willful misconduct by the Independent Director; and (iv) the agreement to hold harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders. Neither the amendment nor repeal of this Section 15.2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 15.2, shall apply to or affect, in any respect, the applicability of this Section 15.2 with respect to any act or failure to act that occurred prior to amendment, repeal or adoption. In addition to the foregoing, the Company shall not enter into a contract or agreement with the Business Manager or any of its Affiliates that includes provisions holding the Business Manager or its Affiliate, as the case may be, harmless from loss or liability unless, at a minimum, the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 (with any necessary conforming changes) are included in the contract or agreement and are required to be satisfied. Notwithstanding the immediately foregoing sentence, the inclusion of the requirements of clauses (i), (ii), (iii) and (iv) of this Section 15.2 in any contract or agreement between the Company and the Business Manager or its Affiliates shall not be read to limit any loss or liability that the Business Manager or its Affiliate, as the case may be, may otherwise have at law or in equity.

Section 15.3                                Indemnification.

(a)                                  Subject to paragraphs (b), (c) and (d) of this Section 15.3, the Company shall indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company including the Business Manager or the Property Managers and each of their Affiliates (each an “Indemnified Party”) from and against any liability or loss to which the Indemnified Party may become subject or which the Indemnified Party may incur by reason of his, her or its service as a Director, officer, employee or agent of the Company, the Business Manager, the Property Managers and their respective Affiliates.

Annex B-38

(b)                                 The Company shall not indemnify an Indemnified Party unless:  (i) the Directors have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) the liability or loss was not the result of gross negligence or willful misconduct by any Independent Director or negligence or misconduct by any other Indemnified Party (excluding the Independent Directors)~~Directors or officers of the Company~~; and (iv) the indemnification is recoverable only out of the Net Assets of the Company and not from the Stockholders.

(c)                                  Notwithstanding anything to the contrary in Section 15.3(b) hereof, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Business Manager or any Property Manager or their Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Person; (ii) the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Person; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(d)                                 The Company shall advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the MGCL, and only if all of the following conditions are satisfied:  (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Person, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves advancement; and (iii) the Indemnified Party receiving advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

(e)                                  The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability or loss asserted that was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance that insures any Person against liability or loss for which he, she or it could not be indemnified under these Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.

Annex B-39

THIRD:       The amendment to and restatement of the articles of incorporation of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Company as required by law.

FOURTH:                                           The current address of the principal office of the Company in the State of Maryland is set forth in Article III of the foregoing amendment and restatement of the articles of incorporation.

FIFTH:          The name and address of the Company’s current resident agent is set forth in Article III of the foregoing amendment and restatement of the articles of incorporation.

SIXTH:        The number of directors of the Company and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the articles of incorporation.

SEVENTH:                                      The undersigned President of Inland American Real Estate Trust, Inc. acknowledges these Fourth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page intentionally blank]

Annex B-40

IN WITNESS WHEREOF, the Company has caused these Fourth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [      ] day of [                  ], 2006.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Brenda G. Gujral

Title:	President

ATTEST: INLAND AMERICAN REAL ESTATE TRUST, INC.

By:

Name:	Scott W. Wilton

Title:	Secretary

Annex B-41

INLAND AMERICAN REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – APRIL 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Inland American Real Estate Trust, Inc., a Maryland corporation (the  “Company”), hereby appoints Roberta S. Matlin and Scott W. Wilton as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on April 21, 2006, at 10:00 a.m. central time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY  THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

SEE REVERSE SIDE

 TO VOTE BY MAIL, PLEASE DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR DIRECTOR, AND “FOR” EACH OF PROPOSALS 2, 3 AND 4.	Please mark vote as indicated in this example

1. ELECTION OF DIRECTORS:

01. J. MICHAEL BORDEN	05. ROBERT D. PARKS	FOR	WITHHOLD	FOR ALL	3. APPROVE AN AMENDMENT TO ARTICLE	FOR	AGAINST	ABSTAIN
02. BRENDA G. GUJRAL	06. PAULA SABAN	ALL	ALL	EXCEPT	XV OF THE THIRD ARTICLES OF	☐	☐	☐
03. DAVID MAHON	07. WILLIAM J. WIERZBICKI	☐	☐	☐	AMENDMENT AND RESTATEMENT.
04. THOMAS F. MEAGHER
					4. APPROVE AN AMENDMENT TO ARTICLE	FOR	AGAINST	ABSTAIN
					XIV OF THE THIRD ARTICLES OF	☐	☐	☐
(Except nominee(s) written above)					AMENDMENT AND RESTATEMENT.

2. RATIFY KPMG LLP AS INDEPENDENT	FOR	AGAINST	ABSTAIN
REGISTERED PUBLIC ACCOUNTING FIRM FOR	☐	☐	☐
2006 FISCAL YEAR.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.	☐

Date:_________________________, 2006

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE BY MAIL, PLEASE DETACH HERE

VOTE BY TELEPHONE OR INTERNET

QUICK EASY IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear instructions for voting on each proposal.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/INLAND

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